Exhibit 10.70
ASSET PURCHASE AGREEMENT
BETWEEN
CYPRUS CREEK LAND RESOURCES, LLC
AND
ARMSTRONG COAL COMPANY, INC.
THIS ASSET PURCHASE AGREEMENT (“Agreement”) is made the 29th day of December, 2011, by and between CYPRUS CREEK LAND RESOURCES, LLC, a Delaware limited liability company (“Cyprus Creek” and/or “Seller” herein) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation (“Armstrong Coal” and/or “Buyer” herein), both collectively the “Parties” herein.
RECITALS:
WHEREAS, Seller is the owner of certain real property rights and interests in coal properties located in Muhlenberg County, Kentucky (hereinafter called “Seller’s Owned Coal”); and certain leased coal lands (hereinafter the “Seller’s Leased Coal”) (hereinafter collectively referred to as the “Assets” and/or “Property”); and
WHEREAS, Seller desires to sell, lease and sublease to Buyer and Buyer desires to purchase, accept and receive from Seller certain interests and estates in the Assets as specifically described herein, based on the covenants and agreements set forth herein.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms (including the foregoing recitals and the exhibits, and schedules attached hereto, incorporated herein by reference and made a part hereof) shall have the meaning defined herein. In addition, as used herein, the following terms shall have the following meanings:
Affiliate. The term “Affiliate” means: (i) any Person which, directly or indirectly, is in control of, is controlled by or is under common control with a party for whom an affiliate is being determined; or (ii) any Person who is a director or officer (or comparable position) of any Person described in clause (i) above or of the party for whom an affiliate is being determined.
Control. The term “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Person, whether through the ownership of equity interests, by contract or otherwise and either alone or in conjunction with others.
12/27/11
Muhlenberg Co., Ky.

Conveyancing Documents. The term “Conveyancing Documents” means the Cyprus #9 Deed, Rogers #9 Sublease, Cyprus Creek & Duncan #9 Lease and Sublease, Cyprus Creek #9 Lease, and Overriding Royalty Agreement, collectively and/or singularly in any manner.
Cyprus #9 Deed. The term “Cyprus #9 Deed” means the Seller’s Corporation Special Warranty Deed to Buyer conveying Seller’s Owned Coal, specifically comprised of Seller’s right title and interest in and to the #9 seam of coal only underlying tracts 199 and 209 as more specifically described in the Cyprus #9 Deed, subject to all terms, conditions, covenants and contained therein, from Cyprus Creek to Armstrong Coal, substantially in the same form attached hereto as Exhibit A.
Closing. The term “Closing’ shall mean the date on which this Agreement shall be executed, and the sale of Assets closed given on the date selected by the Parties, but, in no event later than close of business Thursday, December 29, 2011, at the offices of Armstrong Coal located in St. Louis, Missouri.
Person. The term “Person” means any individual, limited liability company, limited liability partnership, partnership, corporation, trust or other person or entity.
Rogers #9 Sublease. The term “Rogers #9 Sublease” means the Seller’s sublease of certain leased #9 coal reserves to Buyer, substantially in the same form attached hereto as Exhibit C and the Short Form Memorandum thereof in the same form attached hereto as Exhibit D.
Rogers Consent to #9 Sublease. The term “Rogers Consent to #9 Sublease” means the consent of the Rogers family to the Rogers #9 Sublease of certain Rogers Leased #9 Coal to Buyer, substantially in the same form attached hereto as Exhibit E.
Rogers Agreement Relating to Additional Earned Royalty. The term “Rogers Additional Royalty Agreement” means the agreement with the Rogers family for an additional one percent (1%) earned royalty for all Rogers Leased #9 Coal mined and sold, substantially in the same form attached hereto as Exhibit P.
Cyprus Creek & Duncan #9 Lease and Sublease. The term “Cyprus Creek & Duncan #9 Lease and Sublease” means the Seller’s lease and sublease of certain owned and leased #9 coal reserves to Buyer, substantially in the same form attached hereto as Exhibit F and the Short Form Memorandum thereof in the same form attached hereto as Exhibit G.
Cyprus Creek #9 Lease. The term “Cyprus Creek #9 Lease” means the Seller’s lease of certain owned #9 coal reserves to Buyer, substantially in the same form attached hereto as Exhibit I and the Short Form Memorandum thereof in the same form attached hereto as Exhibit J.
Rogers Leased #9 Coal. The term “Rogers Leased #9 Coal” means Seller’s leasehold interests in and to those certain #9 coal tracts leased from the Rogers, as described in the Rogers #9 Sublease.

Duncan Leased #9 Coal. The term “Duncan Leased #9 Coal” means Seller’s leasehold interests in and to those certain #9 coal tracts leased from Duncan, as described in the Cyprus Creek & Duncan #9 Lease and Sublease.
Duncan Consent to Partial #9 Sublease. The term “Duncan Consent to #9 Sublease” means the Duncan family consent to Seller’s sublease of certain Duncan Leased #9 Coal to Buyer, substantially in the same form attached hereto Exhibit H.
“Survant” or “Company”. The terms “Survant” and/or “Company” shall mean the Delaware limited liability company being formed and created by Cyprus Creek and Armstrong Coal pursuant to the Formation and Transfer Agreement attached hereto as Exhibit Q.
Operating Agreement. The term “Operating Agreement” shall mean Survant’s and the Company’s Operating Agreement attached hereto as Exhibit R.
Management Agreement. The term “Management Agreement” shall mean that certain agreement attached hereto as Exhibit S.
Mortgage. The term “Mortgage” shall mean that certain Fee and Leasehold Mortgage, Security Agreement, Assignment of Rents and Lease and As-Extracted Collateral, Fixture Filing, and Financing Statement attached hereto as Exhibit M.
Note. The term “Note” shall mean that certain Negotiable Promissory Note, in the principle amount of $4,435,495.83, together with interest as provided by the terms thereof, due and payable in full on June 30, 2012, attached hereto as Exhibit B.
Sales Representation Agreement. The term “Sales Representation Agreement” shall mean that certain agreement attached hereto as Exhibit T.
Formation and Transfer Agreement. The term “Formation and Transfer Agreement” shall mean that certain agreement attached hereto as Exhibit Q.
Overriding Royalty Agreement. The term “Overriding Royalty Agreement” shall mean that certain agreement attached hereto as Exhibit K and the Short Form thereof attached hereto as Exhibit L.
No Mining Boundary. The term “No Mining Boundary” shall have the same meanings set forth in the Cyprus #9 Deed and Rogers #9 Sublease.
UCC-1 Financing Statement (as-extracted collateral) shall have the same meaning as set forth in the UCC-1 and UCC-1Ad forms attached hereto as Exhibit N.

ARTICLE 2
SALE AND CONSIDERATION
Seller agrees to sell, lease and sublease to Buyer, and Buyer agrees to purchase, accept and receive the Property as follows:
(a)	Seller’s Owned Coal.
a.	Fee Conveyance — All of Seller’s right, title and interest in and to the #9 coal reserves described in the Cyprus #9 Deed, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto;

b.	Lease of Partial Interest Owned Tracts — All of Sellers right, title and interest in and to the #9 coal reserves described in the Cyprus Creek & Duncan #9 Lease and Sublease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto; and

c.	Lease of Owned Tracts- All of Seller’s Sellers right, title and interest in and to the #9 coal reserves described in the Cyprus Creek #9 Lease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto.
(b)	Seller’s Leased Coal.
a.	Rogers Leased #9 Coal- All of Seller’s right, title and interest in and to the Rogers Leased #9 Coal reserves described in the Rogers #9 Sublease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto; and

b.	Duncan Leased #9 Coal- All of Seller’s right, title and interest in and to the Duncan Leased #9 Coal reserves described in the Cyprus Creek & Duncan #9 Lease and Sublease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto.
All of the foregoing are subject to the Exceptions and Reservations set forth below and to the exceptions and reservations and footnotes contained in the Conveyancing Documents and the exhibits thereto.

(c)	Sale “As Is”. The sale of Assets is “as is, where is, with all faults or defects” without any express or implied warranty or representation by Seller as to, or any responsibility or liability of any type whatsoever of Seller (or, Affiliates, related entities or owners or employees of Seller) as to, the nature, condition, the presence or absence of any defect, workmanship, design, maintenance, repair, mining, construction or safety of the Assets except as otherwise set forth in this Agreement; and terms and conditions of sale are that Seller shall have no liability to Buyer with respect to any of the foregoing or any other liability which Buyer assumes pursuant to Article 4; and Seller shall have no liability to Buyer for loss or damage to coal reserves based in whole or in part upon an assertion that Seller has mined or developed a plan of mining in an improper, imprudent or unworkmanlike manner.

(d)	Title; Seller’s Owned Coal and Seller’s Leased Coal. Sellers do not warrant the title to Seller’s Owned Coal or Seller’s Leased Coal generally. Seller does specially warrant title to Seller’s Owned Coal as provided in the Cyprus #9 Deed, and the other real property described in the Cyprus Creek and Duncan #9 Lease and Sublease, the Cyprus Creek #9 Lease and the Rogers #9 Sublease. Other than as provided in the Cyprus #9 Deed, Cyprus Creek and Duncan #9 Lease and Sublease, the Cyprus Creek #9 Lease and the Rogers #9 Sublease , Seller shall have no liability to Buyer for any impairment of or interference with Buyer’s rights by persons claiming title interests in derogation to that of Seller. Buyer acknowledges that Seller has furnished to Buyer copies of all title information in its possession and readily available to it, including copies of abstracts of title, commitments for title insurance and title insurance policies. Abstracts of title, if existing, shall not be brought down to current date by Seller. Seller shall not bear any third party expenses whatsoever relating to the production of any such title information. Except as provided for in the Conveyancing Documents, Seller will not subdivide the Sellers’ Owned Coal and/or Seller’s Leased Coal for Buyer.

(e)	Provisions in Conveyancing Documents. The provisions of the Conveyancing Documents shall be binding upon Buyer and Buyer shall take all Assets subject to all interests, obligations, rights-of-way, easements, leases, deed and plat restrictions, partitions, severances, encumbrances, licenses, reservations and exceptions which are of record as of the date first above written, or any such rights that Buyer has received notice of under the instruments and documents described in Section 3.1(e), and to all rights of persons in possession, and to physical conditions, encroachments and possessory rights which would be evident from an inspection of the Property, including, but not limited to, the restrictive covenants affecting the Assets as set forth in the No Mining Boundary provisions of both the Cyprus #9 Deed and Rogers #9 Sublease and the Buyer hereby accepts the Assets subject to all such rights. Notwithstanding the provisions set forth above in this Section 2(e), Seller and Buyer hereby agree that Section 3(a) of the Rogers #9 Sublease is hereby amended to read as follows:
Advance Royalty; Recoupments. Armstrong Coal shall pay to Cyprus Creek the amount of advance royalty as provided under the Rogers 1947 Mineral Lease plus the amount of the additional advance royalties as provided for in the Additional Advance Royalties Agreement of $6,000.00 per month. Cyprus Creek shall pay the amounts to the Lessors. Armstrong shall be solely entitled to amounts that are recouped or recoupable from the Lessors based upon credits to the Lessee/Sublessor for payments made to Lessors prior to the date hereof. Armstrong Coal shall also be solely entitled to amounts recouped or recoupable from the Lessors based upon credits accrued or payments made of advance royalties after the date hereof.
(f)	The Property is sold “AS IS,” and Seller makes no warranty that either the #9 coal reserves being sold, leased and subleased herein are safe or suitable for underground mining, or suitable for any other purpose or use. The ability to mine the #9 coal seam is not warranted by Seller and Buyer recognizes and accepts that the coal may be unsuitable for underground mining for reasons, including, but not limited to, rough, unnatural and unstable surfaces, inadequate subjacent or lateral support, circumstances relating to the environmental quality of the Property, or other conditions arising out of the prior use of the Property. Buyer shall assume all permits and liabilities (including any environmental liabilities) associated with the Property.

(g)	Reservation of Non-Exclusive Access to Property. Seller hereby reserves unto itself and its successors and assigns, and unto its Affiliate, Cyprus Creek Land Company, LLC, (the surface owner) and unto Survant, a non-exclusive access to the Property hereby conveyed or leased or subleased, to allow Seller, Cyprus Creek Land Company, and/or Survant, and their successors and assigns access to the coal seams reserves lying beneath the coal seam so conveyed or leased or subleased; provided, however, Seller and its Affiliates acknowledge and agree that should their exercise of this Non-Exclusive Access to Property provision interfere or otherwise prohibit Buyer’s mining of any or all coal seam conveyed and/or leased herein (except those portions of Rogers Tract R237-2 and Fee Tract 209 that remain subject to restrictive covenants prohibiting mining within the No Mining Boundary and subordinate to Seller’s and its Affiliates’ dominant interests), Buyer’s mining operations and plans shall take priority and precedence, and Seller and its Affiliates agree to take whatever steps may be necessary, including, without limitation, the cessation of mining operations, in order to permit Buyer to proceed with its mining operations.

(h)	Consideration. As consideration for the sale, lease and sublease of the Assets pursuant to this Agreement, Buyer shall pay to Sellers the sum of THIRTEEN MILLION THREE HUNDRED SIX THOUSAND FOUR HUNDRED EIGHTY SEVEN AND 50/100 DOLLARS ($13,306,487.50) and all sums due under the Overriding Royalty Agreement (collectively the “Purchase Price”), as follows:
a.	EIGHT MILLION EIGHT HUNDRED SEVENTY THOUSAND NINE HUNDRED NINETY-ONE AND 67/100 DOLLARS ($8,870,991.67) cash in hand, (“Cash Payment”) payable at Closing; plus

b.	FOUR MILLION FOUR HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY-FIVE AND 83/100 DOLLARS ($4,435,495.83) as evidenced by the Note, and secured by the Mortgage, and the UCC-1 Financing Statement (as extracted collateral) all to be executed and delivered by Buyer to Seller at the Closing; and

c.	The “Overriding Royalty” of an overriding royalty payment for each ton (2,000 pounds) of Coal mined, removed, and sold from the Property in the sum of: (i) FIVE DOLLARS AND NO CENTS ($5.00) per ton for each ton of Coal mined, removed, and sold by GRANTEE, its successors and assigns, in excess of ONE MILLION SIX HUNDRED SIXTY THOUSAND EIGHT HUNDRED FIFTY (1,660,850) tons collectively mined, removed, and sold from those certain tracts of the Property conveyed and leased to GRANTEE under the (a) Cyprus #9 Deed and the (b) Cyprus Creek #9 Lease; and, (ii) THREE DOLLARS AND TWENTY-FIVE CENTS ($3.25) per ton for each ton of coal mined, removed, and sold the Property in excess of ONE MILLION FIVE HUNDRED THIRTY-NINE THOUSAND ONE HUNDRED FIFTY (1,539,150) tons collectively mined, removed, and sold from those certain tracts of the Property leased and subleased to GRANTEE under the (a) Rogers #9 Sublease and the (b) Cyprus Creek & Duncan #9 Lease and Sublease. The Overriding Royalty shall be evidenced by the Overriding Royalty Agreement and the Short Form Memorandum thereof, all in same form attached hereto as Exhibit K, to be executed and delivered by Buyer to Seller at the Closing.
The Cash Payment shall be made by wire or interbank transfer, to such account as Seller may designate, in immediately available funds and evidence thereof shall be attached hereto as Exhibit O.
ARTICLE 3
CLOSING AND POST CLOSING
3.1 Transactions at Closing. At the Closing the following transactions shall take place:

(a)	Deliveries to Buyer. Seller shall deliver, or cause to be delivered, to Buyer:
(i)	Cyprus Creek #9 Deed, thereby transferring and conveying to Buyer title and access to the Sellers’ Owned Coal;

(ii)	Rogers #9 Sublease, Cyprus Creek & Duncan #9 Lease and Sublease, and Cyprus Creek #9 Lease, in the forms attached hereto, thereby leasing and subleasing to Buyer the certain owned and leasehold interests in the #9 coal reserves described therein of Seller;

(iii)	Copy of executed Rogers Agreement Relating to Additional Earned Royalty (1%) for the Rogers Leased #9 Coal; and

(iv)	Roger Consent to Rogers #9 Sublease.

(v)	Copy of unrecorded Rogers Agreement Relating to Additional Advance Royalty “Deep #9 Coal N of Pkwy” dated 5/3/07

(vi)	Copy of unrecorded Duncan Agreement Relating to Advance Royalties and Recoupment dated October 31, 2007

(vii)	Copy of Rogers 1947 Mineral Lease dated December 4, 1947, amended, supplemented, and extended from time to time

(viii)	Copy of Notice of Rogers 1947 Mineral Lease, Deed Book 164, page 525

(ix)	Copy of “Indenture” (Duncan Coal Lease”) dated June 10, 1967

(x)	Copy of Short Form Notice of Duncan Coal Lease, Deed Book 258, page 488
     Such other documents or instruments as may be reasonably necessary in order to consummate the transactions contemplated by this Agreement. Cyprus Creek shall use its best efforts to obtain the Duncan Consent to Partial Sublease (#9) post-closing and Armstrong Coal agrees to provide any reasonable assistance necessary to obtain the consent.
(b)	Deliveries to Seller. Buyer shall deliver, or cause to be delivered, to Seller:
(i)	The Cash Payment;

(ii)	The Note;

(iii)	The Overriding Royalty Agreement and Short Form Memorandum thereof;

(iv)	The Mortgage and the UCC-1 Financing Statement (as-extracted collateral); and

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(v)	Short Form Memorandums of the Rogers #9 Sublease, Cyprus Creek & Duncan #9 Lease and Sublease, and Cyprus Creek #9 Lease.
Each of the foregoing actions shall be deemed to have occurred simultaneously at the Closing and unless each of such actions is taken, none of the other actions shall be taken or be deemed to have been taken, and any acts which may have been performed in respect thereof shall be cancelled and treated as if void and of no force and effect.
3.2 Costs, Transfer Taxes and Fees. Regardless whether Closing occurs, except as otherwise expressly provided in this Agreement, each party hereto shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation any examination of title to the Assets, any surveys thereof, and the preparation of this and any other documents in connection with the transactions contemplated hereby. Buyer will pay all costs in connection with any brokers employed by it in connection with this transaction, any costs in connection with its examination and investigation of the Assets, and all costs in connection with the issuance of bonds or other security. All applicable real estate transfer taxes arising out of or incurred in connection with the Cyprus #9 Deed shall be borne by Buyer.
ARTICLE 4
LIABILITIES AND OBLIGATIONS
4.1 Taxes.
     (a) The Seller shall be responsible for the payment of all assessed Taxes relating to the Assets for all Tax years ending on or before December 31, 2011, which Taxes are due and payable or accrued before December 31, 2011.
     (b) The Buyer shall be responsible for the payment of all assessed Taxes relating to the Assets for all Tax years ending after December 31, 2011, which Taxes shall become due and payable after December 31, 2011.
     (c) To the extent required, the Sellers and Buyer shall cooperate in the preparation and filing of all required Tax Returns, including cooperating in the resolution of any disputes related to such Tax Returns.
4.2 Assumption of Liabilities.
     (a) On and after the Closing Date, Buyer assumes any and all liabilities to third parties (meaning persons or entities other than Buyer or Seller) of any nature or type whatsoever, accruing on or after the Closing Date, including but not limited to liabilities for property damage, personal injury, bodily injury, consequential damages, punitive damages, fines, penalties, or other damages or injuries, pursuant to any and all causes of action, whether pursuant to contract, tort, statute or otherwise, directly or indirectly, arising out of or related to the use, ownership or operation of the Assets on or after the Closing Date, including but not limited to the condition, design, safety, construction, workmanship, possession, mining, and any other use of any Asset.

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ARTICLE 5
REPRESENTATIONS AND WARRANTIES BY BUYER
As an inducement to Seller’s execution of the Agreement and its obligations to consummate the transactions provided herein, Buyer makes the following representations and warranties which shall be true and in effect as of the Closing Date.
5.1 Company Matters. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite company power and authority to carry on its business as now conducted and to execute this Agreement and perform its obligations hereunder. All company action of Buyer necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken, and this Agreement constitutes, and will constitute, the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.
5.2 Compliance With Other Instruments. The execution, delivery and performance of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not result in the violation of any provision of Buyer’s organization agreement, or any provision of any judgment, writ, decree or order applicable to it or be in conflict with, or violate the terms of, any agreement or instrument to which Buyer is a party, or to which it may be bound, or constitute a default thereunder, or an event which, with the lapse of time or the giving of notice, or both, would result in a default thereunder.
5.3 Governmental Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any federal, state or other governmental agency or authority on the part of Buyer required in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein, have been made or obtained, except as such enforceability may be limited by bankruptcy and similar laws affecting the rights of creditors and general principles of equity. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by Buyer of this Agreement in accordance with its terms will not require, with respect to Buyer, the approval or consent of or notice to any foreign, federal, state, county, local or other governmental or regulatory body, except as expressly provided in this Agreement.
5.4 Brokers’ Fees. Buyer has not retained any broker, finder or agent or agreed to pay any brokerage fees, finder’s fees or commissions with respect to this Agreement or the transactions contemplated hereby.
5.5 Litigation and Claims. There is no suit, claim, action or proceeding now pending, or, to Buyer’s knowledge, threatened, before any court, administrative or regulatory body or any governmental agency to which Buyer is a party and which may result in any judgment, order, decree, liability or other determination which would have a material adverse effect on Buyer’s ability to perform its obligations hereunder. No such judgment, order or decree has been entered against Buyer and remains unsatisfied, nor has any such liability been incurred and not discharged which has such effect.

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ARTICLE 6
REPRESENTATIONS AND WARRANTIES BY SELLER
As an inducement to Buyer’s execution of the Agreement and its obligations to consummate the transactions provided herein, Seller makes the following representations and warranties which shall be true and in effect as of the Closing Date.
6.1 Company Matters. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite company power and authority to carry on its business as now conducted and to execute this Agreement and perform its obligations hereunder. All company action of Seller necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken, and this Agreement constitutes, and will constitute, the legal, valid and binding obligation of Seller enforceable in accordance with its terms.
6.2 Compliance With Other Instruments. The execution, delivery and performance of this Agreement and the consummation by Seller of the transactions contemplated hereby will not result in the violation of any provision of Seller’s organization agreement, or any provision of any judgment, writ, decree or order applicable to it or be in conflict with, or violate the terms of, any agreement or instrument to which Seller is a party, or to which it may be bound, or constitute a default thereunder, or an event which, with the lapse of time or the giving of notice, or both, would result in a default thereunder.
6.3 Governmental Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any federal, state or other governmental agency or authority on the part of Seller required in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein, have been made or obtained, except as such enforceability may be limited by bankruptcy and similar laws affecting the rights of creditors and general principles of equity. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by Seller of this Agreement in accordance with its terms will not require, with respect to Seller, the approval or consent of or notice to any foreign, federal, state, county, local or other governmental or regulatory body, except as expressly provided in this Agreement.
6.4 Brokers’ Fees. Seller has not retained any broker, finder or agent or agreed to pay any brokerage fees, finder’s fees or commissions with respect to this Agreement or the transactions contemplated hereby.
6.5 Litigation and Claims. There is no suit, claim, action or proceeding now pending, or, to Seller’s knowledge, threatened, before any court, administrative or regulatory body or any governmental agency to which Seller is a party and which may result in any judgment, order, decree, liability or other determination which would have a material adverse effect on Seller’s ability to perform its obligations hereunder. No such judgment, order or decree has been entered against Seller and remains unsatisfied, nor has any such liability been incurred and not discharged which has such effect.

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ARTICLE 7
CONDITIONS TO SELLER’S OBLIGATIONS TO CLOSE
The obligations of Seller to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of all conditions under Article 3 and each of the following conditions on or before the Closing, subject to the right of Seller to waive, in writing, any one or more of such conditions:
7.1 Representations and Warranties of Buyer. On the Closing Date, the representations and warranties of Buyer contained in Article 5 of this Agreement shall be true in all material respects as if made on that date.
7.2 Performance of This Agreement. Buyer shall have duly performed or complied with all of the obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing.
7.3 Absence of Litigation. No suit, action or other proceeding or investigation which could have a material adverse effect on Seller, unless instituted by Seller, shall be pending or threatened before or by any court or governmental agency concerning this Agreement or the consummation of the transactions contemplated hereby.
7.4 Further Assurances. Seller shall have received such further instruments and documents as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained and the performance of all conditions to the consummation of such transactions.
7.5 No Default Under Any Negotiable Promissory Note, Mortgage, or Agreement. A condition precedent to sale of Assets and performance by Seller shall be that Buyer and its Affiliates, shall not be in default upon any Promissory Note made and given to Seller or any mortgage or agreement relating thereto including, without limitation, those made and given by Armstrong Coal on December 19, 2011 in the amount of $903,933.12.
7.6 Formation of Survant. On or before Closing, the Parties shall have executed the Company’s Formation and Transfer Agreement, Operating Agreement, Sales Representation Agreement, and Management Agreement.
ARTICLE 8
CONDITIONS TO BUYER’S OBLIGATIONS TO CLOSE
The obligations of Buyer to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of all conditions under Article 3 and each of the following conditions on or before the Closing, subject to the right of Buyer to waive, in writing, any one or more of such conditions:

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8.1 Representations and Warranties of Seller. On the Closing Date, the representations and warranties of Buyer contained in Article 6 of this Agreement shall be true in all material respects as if made on that date.
8.2 Performance of This Agreement. Seller shall have duly performed or complied with all of the obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing.
8.3 Absence of Litigation. No suit, action or other proceeding or investigation which could have a material adverse effect on Buyer, unless instituted by Buyer, shall be pending or threatened before or by any court or governmental agency concerning this Agreement or the consummation of the transactions contemplated hereby.
8.4 Further Assurances. Buyer shall have received such further instruments and documents as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained and the performance of all conditions to the consummation of such transactions.
8.5 Formation of Survant. On or before Closing, the Parties shall have executed the Company’s Formation and Transfer Agreement, Operating Agreement, Sales Representation Agreement, and Management Agreement.
ARTICLE 9
GENERAL INDEMNITEES
9.1 Indemnity by Seller. Seller hereby agrees from and after the Closing to defend, indemnify and hold harmless Buyer and its successors, assigns, officers, directors and employees against and in respect of:
     (a) Any and all losses and damages resulting from (i) any misrepresentations or breaches of warranty, agreement or undertaking by Seller under this Agreement, (ii) Sellers’ failure to perform or otherwise fulfill any of its agreements under this Agreement, or (iii) any and all third party actions, suits, proceedings, claims, liabilities and demands for damages of any type or nature whatsoever, resulting from the use, ownership or operation of the Property, arising or accruing before the Closing, including but not limited to liabilities for property damage, personal injury, bodily injury, consequential damages, punitive damages, fines, penalties, or other damages or injuries, pursuant to any and all causes of action, whether pursuant to contract, tort, statute or otherwise, directly or indirectly, arising out of or related to the Assets, including but not limited to the condition, design, safety, construction, workmanship, possession, mining, any other use of any Asset. In no event shall Sellers indemnify Buyer for third party claims related to the Assets for damages or claims accruing after the Closing as set forth in Section 9.2 or any claims relating to the condition of the Assets previously disclosed to or known by Buyer pursuant to Sections 2(e) and 3.1(a);
     (b) Any and all third party actions, suits, proceedings, claims, liabilities, demands, assessments alleging matter encompassed by Section 9.1(a), judgments and costs and expenses

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of any action, suit or proceeding, including reasonable attorneys’ fees actually incurred incident to any of the foregoing or the indemnification provided hereby, including a successful defense; and
     (c) Notwithstanding any other provision of this Agreement, Seller shall indemnify and hold harmless Buyer and its successors and assigns from claims and liabilities arising from any breach or default under the original third party leases (Rogers and Duncan) caused by Seller’s failure to remit any earned royalty, advance royalty, or other payment that Buyer is required to remit to Seller to satisfy any outstanding obligation owed to the original lessors; provided, that Buyer, in fact, timely and properly remits such payments to Seller. In addition, Seller hereby agrees to provide Buyer with copies of all notices of breach and/or default that Seller receives from the lessors in a timely manner. Pursuant to Section 3.1(b), Seller shall use its best efforts to obtain the Duncan Consent to Partial Sublease (#9) post-closing and hereby agrees to indemnify and hold harmless Buyer and its successors and assigns from claims and liabilities associated with any consent requirement for the Cyprus Creek & Duncan #9 Lease and Sublease arising under the Duncan Coal Lease, other than any payment or performance obligations assumed or owed by Buyer under the terms of the Cyprus Creek & Duncan #9 Lease and Sublease.
9.2 Indemnity by Buyer. Buyer hereby agrees from and after the Closing to defend, indemnify and hold harmless Seller and its respective predecessors, successors, related entities, assigns and officers, directors and employees of any of the foregoing against and in respect of:
     (a) Any and all losses and damages resulting from (i) any misrepresentations or breaches of warranty, agreement or undertaking by Buyer under this Agreement, or (ii) Buyer’s failure to perform or otherwise fulfill any of its respective agreements under this Agreement, or (iii) any and all third party actions, suits, proceedings, claims, liabilities and demands for damages of any type or nature whatsoever, resulting from the use, ownership or operation of the Property, arising or accruing on or after the Closing, including but not limited to liabilities for property damage, personal injury, bodily injury, consequential damages, punitive damages, fines, penalties, or other damages or injuries, pursuant to any and all causes of action, whether pursuant to contract, tort, statute or otherwise, directly or indirectly, arising out of or related to the Assets, including but not limited to the condition, design, safety, construction, workmanship, possession, mining, any other use of any Asset and any risk assumed by Buyer pursuant to this Agreement.
     (c) Any and all third party actions, suits, proceedings, claims, liabilities, demands, assessments alleging matter encompassed by Sections 9.2(a), or judgments and costs and expenses of any action, suit or proceeding, including reasonable attorneys’ fees actually incurred incident to any of the foregoing or the indemnification provided hereby, including a successful defense.
9.3 Defense; Settlement.
     (a) If any claim, liability, demand, assessment, action, suit or proceeding (a “Claim”) shall be asserted against an indemnitee in respect of which it proposes to demand

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indemnification, it shall promptly notify in writing the indemnitor thereof. The notice will specify the circumstances giving rise to such Claim. The indemnitor, at its expense, shall have the responsibility of contesting, defending, litigating or settling the Claim in good faith. The indemnitee may participate at indemnitor’s own expense in the negotiation, litigation or settlement of any such Claim, provided that (notwithstanding any other provision hereof) if the indemnitor agrees in writing promptly after it obtains knowledge thereof to be fully responsible for any such Claim, the indemnitee’s participation shall be at its own expense from the date of such notice. The indemnitor and the indemnitee will cooperate with each other as they reasonably may request in the handling of any Claim. If the indemnitee, without the prior consent of the indemnitor, makes any settlement with respect to any such Claim, the indemnitor shall be discharged from any liability hereunder with respect thereto.
     (b) Upon the settlement of any Claim as provided above or the final resolution of any Claim by a court of competent jurisdiction, the indemnitor will notify the indemnitee promptly. The indemnitor promptly will pay such Claim and, in addition, will pay to the indemnitee an amount equal to any losses, damages or expenses for which indemnity is prescribed herein (“Indemnity Amounts”) incurred by the indemnitee in connection with such Claim net of taxes required to make the indemnitee whole.
     (c) If the indemnitor fails to comply with its obligations under the preceding Sections, the indemnitee may elect, but shall not be obligated, to contest, defend, litigate or settle any Claim in good faith, and the indemnitor promptly will pay to the indemnitee an amount equal to any Indemnity Amounts incurred by such indemnitee in connection therewith, and any amount net of taxes required to make the indemnitee whole.
9.4 Survival. The representations, warranties, covenants and indemnities made in this Agreement and in any certificate, schedule, document, instrument or in any Conveyancing Documents delivered in connection herewith shall survive the Closing.
ARTICLE 10
MISCELLANEOUS
10.1 Assignment.
     (a) Except as otherwise expressly provided herein, neither this Agreement nor any of the rights hereunder may be assigned by either party, in whole or in part, by operation of law or otherwise without the prior written consent of the other party.
     (b) Subject to the restriction in Section 10.1(a), this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, and the terms “Buyer” and “Seller” in this Agreement shall be deemed to include the successors and assigns of Buyer and Seller.
10.2 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated only as follows:

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     (a) By mutual consent of Seller and Buyer.
     (b) By either Seller or Buyer if, for any reason other than the failure of the party seeking to terminate this Agreement to perform its obligations hereunder, the Closing shall not have occurred on or before December 29, 2011, or such later date, if any, as Buyer and Seller may hereafter agree upon.
     (c) By Seller if the conditions of Article 7 are not satisfied by Buyer.
     (d) By Buyer if the conditions of Article 8 are not satisfied by Seller.
     (e) Should this Agreement terminate for any reason or cause, Buyer shall return to Seller any and all information, documents, maps and other materials which were provided to it, and agrees that any information obtained by it with respect to the Assets or the business of Seller, whether or not such business relate to the Assets, shall be kept confidential, shall not be given or disclosed to any other party or entity or in any manner be used by Buyer to make available to any other party or entity.
10.3 Cooperation. Buyer and Seller each agree to use reasonable efforts (i) to cause the conditions precedent to its obligation to consummate the transactions provided for herein to be satisfied, and (ii) to complete the actions required to be taken after the Closing as promptly as practicable.
10.4 Entire Agreement, Modification and Integration. This Agreement, including the schedules and exhibits attached hereto and made a part hereof, constitutes the entire agreement between the parties. No changes of, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by both parties hereto. This Agreement, together with the Exhibits hereto and the other agreements to be entered into by the Parties pursuant hereto, sets forth the entire agreement and understanding of the Parties in respect to the transactions referenced herein, and supersedes all other agreements, arrangements and understandings relating to the subject matter hereof.
10.5 Third-Party Beneficiaries. Nothing in this Agreement shall entitle any person other than the undersigned parties to any claim, cause of action, remedy or right of any kind.
10.6 Severability. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms, unless such unlawful and unenforceable provision is material to the transactions contemplated hereby, in which case the parties shall attempt, in good faith, to negotiate a substitute provision.
10.7 Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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10.8 Headings. The table of contents and article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.
10.9 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Kentucky.
10.10 Payment of Fees and Expenses. Each party hereto shall pay its respective fees and expenses for counsel, accountants and other experts and all other expenses incurred by such party incident to the negotiations, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby. Should any finder or broker make claim to any fee or expense, despite the representations made by the parties, the party employing or otherwise responsible for services claimed by such broker or agent shall be responsible for the claim.
10.11 Further Documents. Each party hereby agrees to deliver to the other party, as appropriate, such other and further agreements, consents, documents, or instruments of conveyance, assignment or transfer and to do such other things and to take such other actions, supplemental or confirmatory, as may be reasonably required for the purpose of or in connection with the consummation or evidencing of the transactions contemplated hereunder. If any agreement pertaining to operation of or on any of the Assets has not been included on any schedule, Seller shall, to the extent they have the right and if Buyer elects to take such agreement, assign such agreement to Buyer.
10.12 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, and addressed as set forth below:

(a)	If to Buyer:

Armstrong Coal Company, Inc.
407 Brown Road
Madisonville, KY 42431

With copy to:

Mason L. Miller
Miller & Wells, PLLC
300 East Main Street, Ste. 360
Lexington, Kentucky 40507

-and-

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Armstrong Energy, Inc.
Attn: Martin D. Wilson, President
7733 Forsyth Blvd., Suite 1625
St. Louis, Missouri 63105

(b)	If to Sellers:

Cyprus Creek Land Resources, LLC
701 Market Street, Suite 798
St. Louis, Missouri 63101

With copy to:

J. Sale Gordon
Gordon Law Offices, PSC
121 W. 2nd St.
Owensboro, Kentucky 42301
Any party may change the address to which notices are to be addressed by giving the other party notice in the manner herein set forth.
10.13 Retention and Availability of Documents. Buyer agrees to preserve and keep all books and records of Seller transferred to Buyer pursuant to this Agreement for a period of six (6) years after the Closing. Such books and records need not be kept at their current locations. During such period as such books and records are so required to be preserved and kept, duly authorized employees, attorneys, accountants, agents and other representatives of Seller shall, on reasonable prior notice, have access thereto during normal business hours to examine, inspect and copy such books and records. In addition, during such period, Buyer shall cooperate fully with Seller, including, without limitation, the making of personnel available to testify when reasonably requested by Seller, in connection with any claims, demands, audits, suits or matters of a similar nature made by or against Seller as the previous owner and operator of the Assets.
10.14 Inconsistencies. To the extent of any inconsistencies between the provisions of this Agreement relating to the obligations and responsibilities of the Parties and the liabilities assumed by them and the provisions of any other document described in this Agreement or any document required by or described in any such document, the provisions of this Agreement shall control.
10.15 Consequential and Punitive Damages. Neither party shall be liable to the other for, and any remedy shall not include, any consequential or punitive damages under any indemnity, or in connection with any misrepresentation or fraud, a breach of any covenant, warranty or representation, made in this Agreement or any of the instruments or agreements described in and required by this Agreement. This section shall not apply to consequential or punitive damages that may be recovered by a third party for which Buyer or Sellers are to be indemnified.

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10.16 Negotiation of Agreement. This Agreement was negotiated and drafted by all Parties and their attorneys, and not by any Party to the exclusion of the other Parties. The Parties agree that no ambiguity in this Agreement shall be construed against or interpreted to the disadvantage of any Party by any court, or other governmental or judicial authority, because of any Party having, or being deemed to have drafted, prepared, structured or dictated this Agreement, or any provision herein.
10.17 Performance. Waiver by any party of performance by any party of any of the provisions of this Agreement shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Agreement.
10.18 Variances in Acreages. No adjustment in the Purchase Price shall be made for any variances in acreage from that represented herein; and the Purchase Price shall be construed as a lump sum amount paid for the Property as described herein.
10.19 No Recording of Agreement. Neither party shall record this Agreement.
10.20 Seller’s Retained Inspection Rights and Associated Costs. Pursuant to the terms of the Cyprus Creek and Duncan #9 Lease and Sublease, the Cyprus Creek #9 Lease, the Rogers #9 Sublease, and the Overriding Royalty Agreement, Seller has retained certain rights to inspect and/or examine the Buyer’s mine and records as more specifically described in the above referenced instruments. Without limiting any such rights, Seller hereby agrees that it shall bear its own costs and expenses associated with such inspections and/or examinations.
[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, Seller and Buyer have each caused this Agreement to be duly executed and delivered in its name and on its behalf, all effective as of the day and year first written above.

SELLER:	CYPRUS CREEK LAND RESOURCES, LLC

T.L. Bethel

	By:	/s/ T.L. Bethel

	Its:	VP

BUYER:	ARMSTRONG COAL COMPANY, INC.

Martin D. Wilson

	By:	/s/ Martin D. Wilson

	Its:	President

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Elk Creek
Ohio County
SCHEDULE A
Owned Property
All of Lessor’s right, title and interest in and to the following surface and/or coal tracts situated in Ohio County, Kentucky:
(a) The Ohio County Underground #9 Coal Area of the owned Kentucky #9 seam of coal only comprised of approximately 18,153.5 entire interest acres and 673.5 partial interest acres, for a total of approximately 18, 827 owned #9 coal acres, and all of the #9 coal mining rights and privileges appurtenant thereto, in, on, and underlying the owned entire interest and partial interest #9 coal only tracts, more particularly described on the attached Exhibit A-1 and depicted on the map attached hereto as Exhibit A-2; and
(b) The Elk Creek Surface Area comprised of approximately 415 acres of owned surface, and the surface and coal mining rights and privileges appurtenant thereto, more particularly described on the attached Exhibit B-1 and depicted on the map attached hereto as B-2;
all of the aforesaid Exhibits are incorporated herein by reference and made a part hereof, together with all appurtenants thereunto belonging or in anywise appertaining, and being subject to the known exceptions and prior conveyances more particularly set forth herein.
BEING the same property acquired by Ceralvo Holdings, LLC from Cyprus Creek Land Resources, LLC and Cyprus Creek Land Company by Deed dated March 31, 2008, of record in Deed Book 373, Page 262, in the office of the Clerk of Ohio County, Kentucky.

EXHIBIT A-1
No. 9 Vein of Coal and No. 9 Coal Mining Rights Only

Item	Orig. L.C. No.	Acreage
1.	028 - 296	220.09 acres
AND BEING the same property conveyed to Peabody Coal Company by Big Rivers Electric Corporation by deed dated May 13, 1988, recorded in Deed Book 265, page 418, in the Ohio County Clerk’s office.

2.	028 - 033, T.23	258 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

3.	028 - 122	168 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company by Raymond T. Nall, widower, by deed dated February 14, 1961, recorded in Deed Book 178, page 18; and also being the same property in which Peabody Coal Company conveyed its undivided 1/2 interest to Beaver Dam Coal Company, expressly reserving all underlying coal, by deed dated December 27, 1974, recorded in Deed Book 210, page 657, both in the Ohio County Clerk’s office.

4.	028 - 252	0.55 acres
AND BEING the same property conveyed to Peabody Coal Company by Edwin Brown, et ux, by deed dated June 8, 1977, recorded in Deed Book 224, page 227, in the Ohio County Clerk’s office.

5.	028 - 251	1.25 acres
AND BEING the same property conveyed to Peabody Coal Company by Earl Powers, et ux, by deed dated June 8, 1977, recorded in Deed Book 224, page 229, in the Ohio County Clerk’s office.

6.	028 - 033, T.12, P.1	135.25 acres
(except portion conveyed at Deed Book 237, page 80)
7.	028 - 033, T.6, P.2	84.875 acres
8.	028 - 033, T.2, P.2	72.5 acres
9.	028 - 033, T.45	22 acres
10.	028 - 033, T.1, P.2	58.5 acres
11.	028 - 033, T.25	41.50 acres 50% Interest
12.	028 - 033, T.15	42 acres
13.	028 - 033, T.47	75 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

14.	028 - C - 107	67 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

15.	028 - 194	5 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company by J. William Bassett, Trustee, by deed dated March 2, 1971, recorded in Deed Book 192, page 387, in the Ohio County Clerk’s office.

16.	028 - C - 41	25 Less 5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

17.	028 - 234	3 Less 0.25 acres
AND BEING the same property conveyed to Peabody Coal Company by M. J. Boling, et ux., by deed dated December 2, 1974, recorded in Deed Book 210, page 311, in the Ohio County Clerk’s office.

18.	028 - O - 7	10 acres
AND BEING the same property conveyed to The Ohio County Land & Mining Company, a Kentucky corporation, by J. P. Tichenor, et ux., by deed dated February 24, 1910, recorded in Deed Book 38, page 416, in the Ohio County Clerk’s office. Beaver Dam Coal Company became the owner of all of the stock, mineral tracts, and property of the Ohio County Land & Mining Company, which was composed of the same shareholders as the Beaver Dam Coal Company.

19.	028 - C - 75	100 acres Less 3 acres,
and Less 10 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

20.	028 - 033, T.14, P.1	34.80 acres
	028 - 033, T.14, P.2	66.15 acres
21.	028 - 033, T.1, P.1	95 acres
22.	028 - 033, T.7, P.1	100 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

23.	028 - C - 68	26.5 acres
24.	028 - C - 69	100 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

25.	028 - 033, T.2, P.3	82.5 acres
26.	028 - 033, T.9	83.88 acres
27.	028 - 033, T.5, P.1	125 acres
28.	028 - 033, T.27	6.25 acres
29.	028 - 033, T.5, P.1	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by eed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

30.	028 - C - 133	35 acres

31.	028 - C - 134	15 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

32.	028 - 033, T.29, P.4	262 acres except cemetery
33.	028 - 033, T.29, P.5	101.25 acres

(except portion conveyed at Deed Book 237, page 80)
34.	028 - 033, T.32, P.3	25 acres Undivided 1/2 Interest
(except portion conveyed at Deed Book 237, page 80)
35.	028 - 033, T.18, P.1	240 acres
(except portion conveyed at Deed Book 237, page 80)
36.	028 - 033, T.16	100 acres
(except portion conveyed at Deed Book 237, page 80)
37.	028 - 033, T.17	55 acres
(except portion conveyed at Deed Book 237, page 80)
38.	028 - 033, T.28, P.1	41 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

39.	028 - C - 35	679 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

40.	028 - 033, T.29, P.6	9.58 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

41.	028 - C - 144	123.75 acres
42.	028 - C - 72	109 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

43.	028 - 033, T.61	53 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal

Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

44.	028 - C - 36	133 acres
45.	028 - C - 74	16 acres
46.	028 - C - 45	36 acres
47.	028 - C - 65	80 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15,1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

48.	028 - 033, T.32, P.2	5 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

49.	028 - C - 73	50 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

50.	028 - 033, T.32, P.1	60 acres
51.	028 - 033, T.31, P.2	124.50 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

52.	028 - C - 127	30 acres
53.	028 - C - 128	29 acres
54.	028 - C - 126	60 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

55.	028 - 033, T.42	71.5 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

56.	028 - C - 34	22.5 acres
57.	028 - C - 113	230 acres Less 1 acre Cemetery
58.	028 - C - 63	62.5 acres
59.	028 - C - 64	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

60.	028 - 033, T.54	110.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

61.	028 - C - 60	80 Less 20 acres, and Less 15 acres
62.	028 - C - 61	40.25 acres
63.	028 - C - 70	36 acres
64.	028 - C - 66	90.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

65.	028 - 033, T.13	102.45 acres
66.	028 - 033, T.49, P.1	81 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

67.	028 - C - 67	31 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

68.	028 - 033, T.43	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

69.	028 - C - 71	20 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office. Also being a portion of the property in which Beaver Dam Coal Company conveyed all coal above the # 9 seam of coal to Blue Diamond Mining Company by deed dated November 15, 1921, recorded in Deed Book 62, page 381, in the Office of the Ohio County Clerk.

70.	028 - E - 81	13.5 Less 0.07 Acres
AND BEING the same property conveyed to Beaver Dam Coal Company by Robert Snodgrass, et ux., by deed dated December 18, 1974, recorded in Deed Book 210, page 654, in the Ohio County Clerk’s office.

71.	028 - C - 123	69.5 acres
72.	028 - C - 122	50 acres
73.	028 - C - 111	42 acres and 74 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office. Also being a portion of the property in which Beaver Dam Coal Company conveyed all coal above the # 9 seam of coal to Blue Diamond Mining Company by deed dated November 15, 1921, recorded in Deed Book 62, page 381, in the Ohio County Clerk’s Office.

74.	028 - 195	42 acres and 74 poles
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company by J. William Bassett, Trustee, by deed dated March 12, 1971, recorded in Deed Book 192, page 385, in the Ohio County Clerk’s office.

75.	038 - 121	42 acres and 74 poles
AND BEING the same property conveyed to Peabody Coal Company by Robert Snodgrass, et ux., by deed dated February 26, 1979, recorded in Deed Book 231, page 661, in the Ohio County Clerk’s office.

76.	028 - C - 112	42 acres and 74 poles
77.	028 - C - 108	15 acres
78.	028 - C - 110	43 acres and 77 poles, except 2.5 acres
79.	028 - C - 109	42 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

80.	028 - D - 87	156.875 acres Except 1 acre cemetery
81.	028 - D - 82	138.50 acres
82.	028 - D - 84	55 acres
38/40 Interest; and 2/40 Interest Adversely Possessed
83.	028 - D - 19	33.33 acres
84.	028 - D - 81	61.50 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

85.	028 - 250(2), P.2	LEASEHOLD RESERVED HEREIN

86.	028 - D - 50	31 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

87.	028 - 202	17 acres Undivided 2/7 Interest
	028 - 220	17 acres Undivided 5/7 Interest

AND BEING the same property from which Katie Ball, widow, et al., conveyed an undivided 2/7 interest to Peabody Coal Company by deed dated January 28, 1972, recorded in Deed Book 197, page 345; and from which Ernest Duncan, et ux., conveyed an undivided 5/7 interest to Peabody Coal Company by deed dated December 7, 1972, recorded in Deed Book 216, page 604; both in the Ohio County Clerk’s office.

88.	028 - D - 56	50 acres
89.	028 - D - 80	38 acres
90.	028 - D - 49	38 acres
91.	028 - D - 48	77 acres and 23 poles

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

92.	028 - C - 1	92 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

93.	028 - 250(2), P.1, T.2 and T.3	LEASEHOLD RESERVED HEREIN
94.	028 - 250(2), P.1, T.1	LEASEHOLD RESERVED HEREIN
95.	028 - 250(2), P.1, T.4	LEASEHOLD RESERVED HEREIN
96.	028 - 250(2), P.1, T.5 and T.6	LEASEHOLD RESERVED HEREIN

97.	028 - C - 62	139 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

98.	028 - 185, P.5	279 acres

AND BEING the same property, conveyed to Peabody Coal Company by BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

99.	028 - 137, T.1	75 acres
	028 - 137, T.2	56 acres
	028 - 137, T.3, P.1	64.75 acres
	028 - 137, T.3, P.2	76 acres
	028 - 137, T.4, P.1	29.25 acres
	028 - 137, T.4, P.2	27.20 acres
	028 - 137, T.5	75 acres
	028 - 137, T.6	64 acres

AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by Deed from Grace Addington, et al., dated November 7, 1964, recorded in Deed Book 163, page 241, in the Ohio County Clerk’s office.

100.	028 - C - 129	20 acres and 62 poles
101.	028 - C - 16	56 acres
102.	028 - C - 43	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

103.	028 - O - 6	15 acres

AND BEING the same property conveyed to The Ohio County Land & Mining Company, a Kentucky corporation, by Louis Brown, et ux., by deed dated September 21, 1907, recorded in Deed Book 85, page 314, in the Ohio County Clerk’s office. Beaver Dam Coal Company became the owner of all of the stock, mineral tracts, and property of the Ohio County Land & Mining Company, which was composed of the same shareholders as the Beaver Dam Coal Company.

104.	028 - 033, T.41	25 acres also known as 028 - 092, T.4
	028 - 092, T.4	25 acres also known as 028 - 033, T.41

AND BEING a portion of Tracts No. 028 - 033 conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.
FURTHER BEING a portion of Tracts No. 028 - 092 conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Gertrude Igleheart, widow, et al., by deed dated December 24, 1957, recorded in Deed Book 135, page 400; and by deed of correction dated January 3, 1959, recorded in Deed Book 139, page 338, in the Ohio County Clerk’s office.

105.	028 - C - 38	23 acres
106.	028 - C - 22	28.375 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

107.	028 - 033, T.31, P.1	39.5 acres
108.	028 - 033, T.30	2.2 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

109.	028 - C - 40	18 acres
110.	028 - C - 37	63 Less 6 acres
111.	028 - C - 29	100.25 acres
112.	028 - C - 31	27 acres
113.	028 - C - 30	130 acres
114.	028 - C - 28	60 acres
115.	028 - C - 33	2.5 acres
116.	028 - C - 32	40 acres
117.	028 - C - 21	68.75 acres
118.	028 - C - 20	133 Less 68.75 acres
119.	028 - C - 18	50 acres Except 0.75 acre school lot
120.	028 - C - 19	26.80 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

121.	028 - 111, P.1, T.1	1 acre

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Ray Ward, et ux., by deed dated July 25, 1960, recorded in Deed Book 145, page 479, in the Ohio County Clerk’s office.

122.	028 - 092, T.1	15.75 acres
	028 - 092, T.2	53 acres
	028 - 092, T.3	68 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Gertrude Igleheart, widow, et al., by deed dated December 24, 1957, recorded in Deed Book 135, page 400; and by deed of correction dated January 3, 1959, recorded in Deed Book 139, page 338, in the Ohio County Clerk’s office.

123.	028 - C - 39	65 acres
124.	028 - C - 17	80 acres
125.	028 - C - 50	80 acres
126.	028 - C - 10	64.75 acres
127.	028 - C - 27	59 acres
128.	028 - C - 26	40 acres
129.	028 - C - 114	51 acres
130.	028 - C - 115	182 Less 51 acres
131.	028 - C - 11	156 Less 7 acres
132.	028 - C - 23	7 acres
133.	028 - C - 24	1 acre
134.	028 - C - 125	156.25 acres
135.	028 - C - 44	10 acres
136.	028 - C - 42	70 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

137.	028 - 095	26.875 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from John W. Fulkerson, single, by deed dated December 30, 1957, recorded in Deed Book 135, page 445, in the Ohio County Clerk’s office.

138.	028 - 091	67.1 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Elmer L. Fulkerson, et ux., by deed dated December 23, 1957, recorded in Deed Book 135, page 391, in the Ohio County Clerk’s office.

139.	028 - 094	67.1 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from O. D. Fulkerson, et ux., by deed dated December 24, 1957, recorded in Deed Book 135, page 406, in the Ohio County Clerk’s office.

140.	028 - 093, T.1	129.25 acres

AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company in the following deeds of record in the Ohio County Clerk’s office:

(a)	Gertrude Igleheart, widow, by deed dated December 24, 1957, recorded in Deed Book 135, page 397;

(b)	Leslie K. Grimes, et ux., by deed dated January 2, 1958, recorded in Deed Book 135, page 504;

(c)	Charles M. Grimes, et ux., by deed dated January 13, 1958, recorded in Deed Book 135, page 523;

(d)	Mayme Jane Grimes Holland, et vir., by deed dated January 15, 1958, recorded in Deed Book 135, page 572;

(e)	David E. Grimes, et ux., by deed dated January 21, 1958, recorded in Deed Book 135, page 587.

141.	028 - 185, P.4	151.875 acres
AND BEING the same property conveyed to Peabody Coal Company from BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

142.	028 - 126, T.1	35 acres
	028 - 126, T.2	3 acres
	028 - 126, T.3	148 acres
	028 - 126, T.4	71.5 acres
AND BEING the same tracts conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., by deed dated January 20, 1962, recorded in Deed Book 151, page 180, in the Ohio County Clerk’s office.

143.	028 - D - 38	73 acres
144.	028 - D - 63	54 Less 2 acres and	100% Interest
		2-acre portion of 54 acres	80% Interest
145.	028 - D - 22	53.33 acres
146.	028 - D - 39	52.50 acres
	028 - D - 40	52 acres
147.	028 - D - 40A	3.50 acres
148.	028 - D - 53	40 acres
149.	028 - D - 47	83 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

150.	028 - C - 151	106 acres and 69.25 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

151.	1928 - 300	1.5 acres and 10.75 poles 50% Interest
	1928 - 300 - 01	1.5 acres and 10.75 poles 40% Interest

AND BEING the same property from which an undivided 1/2 interest was conveyed from Morgan Duncan, et ux., to Peabody Development Company, LLC, by deed dated February 1, 2005, recorded in Deed Book 353, page 38; and from which an undivided 2/5 interest was conveyed from Joseph S. Allen, et ux., to Peabody Development Company, LLC, by deed dated February 10, 2005, recorded in Deed Book 353, page 42; both in the Ohio County Clerk’s office.

152.	1928 - 302	7 acres	60% Interest
AND BEING the same property conveyed to Peabody Development Company, LLC, in the Ohio County Clerk’s office, as follows:

(a)	Fanny M. Curtis by deed dated March 17, 2005, recorded in Deed Book 354, page 341;

(b)	Lillian Finley Bassett by deed dated April 25, 2005, recorded in Deed Book 354, page 350;

(c)	Hubert Ashby by deed dated April 18, 2005, recorded in Deed Book 354, page 358.

153.	028 - D - 78	141.50 acres Except 15 acres
154.	028 - D - 1	52.75 acres
155.	028 - D - 23	243.33 acres
156.	028 - D - 77	40 acres
157.	028 - D - 76	160 acres Except 6 acres and 20 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

158.	028 - C - 77	50 acres
159.	028 - C - 76	78 acres
160.	028 - C - 52	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

161.	028 - D - 42	60 Less 5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

162.	028 - C - 53	5 acres
163.	028 - C - 54	137 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

164.	028 - D - 46	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

165.	028 - C - 154	71 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

166.	028 - D - 37	23 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

167.	028 - C - 55	60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

168.	028 - D - 79	102.50 acres and 22 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

169.	028 - 083, T.5	80 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., et al., by deed dated February 18, 1957, recorded in Deed Book 131, page 492, in the Ohio County Clerk’s office.

170.	028 - C - 105	40 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

171.	028 - D - 65	57 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

172.	028 - 146	30 acres
AND BEING the same tract conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Elzoria Stearman Bishop, et al., by Master Commissioner Deed dated April 14, 1966, recorded in Commissioner’s Deed Book M, page 201, in the Ohio County Clerk’s office.

173.	028 - 081, T.1	130 acres
	028 - 081, T.2	100 acres
AND BEING the same tracts conveyed to Beaver Dam Coal Company and Sentry Royalty Company from R. H. Morris, et ux., by deed dated February 13, 1957, recorded in Deed Book 131, page 351; in the Ohio County Clerk’s office.

174.	028 - C - 5	38 acres
175.	028 - C - 8	105 acres except 1 acre school lot
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

176.	028 - 096	35 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ethel Morton, et al., by Master Commissioner Deed dated April 19, 1958, recorded in Commissioner’s Deed Book L, page 391, in the Ohio County Clerk’s office.

177.	028 - C - 6	40 acres
178.	028 - C - 7	10 acres
179.	028 - C - 155	90 acres
180.	028 - C - 58	55 acres
181.	028 - C - 118	80 acres
182.	028 - C - 13	86 acres
183.	028 - C - 15	85.75 acres
184	028 - C - 14	2 acres
185.	028 - C - 12	100 Less 2 acres except cemetery
186.	028 - C - 131	100 acres
187.	028 - C - 132	69.5 Less 31.25 acres
188.	028 - C - 130	31.25 acres
189.	028 - C - 47	50.5 acres except 0.5 acre cemetery
190.	028 - C - 48	55 acres
191.	028 - C - 157	87.35 less 5 acres
192.	028 - C - 9	166 acres
193.	028 - C - 149	47.25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

194.	1123 - 005, T.1, P.1	100 acres except portion of 47.5 acres
	1123 - 005, T.1, P.2	9 acres, 2 roods
& 38 poles except portion of 47.5 acres
	1123 - 005, T.1, P.3	9 acres, 1 rood
& 23 poles except portion of 47.5 acres
	1123 - 005, T.1, P.4	30 acres, 3 roods
& 19 poles except portion of 47.5 acres
	1123 - 005, T.2	19 acres

AND BEING the same property conveyed to Peabody Development Company, LLC, from Wallace L. Loyd, et ux., et al. (heirs of O. J. Loyd) by deed dated October 14, 2004, recorded in Deed Book 351, page 240, in the Ohio County Clerk’s office.

195.	028 - C - 159	45.40 acres
196.	028 - C - 158	65 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

197.	028 - 125, T.1	10.66 acres	100% Interest
	028 - 125, T.2	31.80 acres	Approx. 93.3% Interest
	028 - 125, T.3	44.20 acres	Approx. 93.3% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by the following deeds of record in the Ohio County Clerk’s office:
(a) Altha Addington Morton, widow, et al., by deed dated January 20, 1962, recorded in Deed Book 151, page 184;
(b) Orhal Smith, single, by deed dated March 9, 1965, recorded in Deed Book 164, page 415;
(c) Alice Addington, widow, et al., by deed dated March 24, 1965, recorded in Deed Book 164, page 591;
(d) Esther Addington, widow, et al., by deed dated March 13, 1965, recorded in Deed Book 165, page 641; and
(e) Esther Addington, widow, et al., by deed dated April 7, 1966, recorded in Deed Book 168, page 609.

198.	028 - C - 56	91 less 2 acres
199.	028 - C - 49	140 less 30 acres
200.	028 - C - 51	68 acres
201.	028 - C - 25	30 acres
202.	028 - C - 135	70 acres
203.	028 - C - 46	62.5 less 12 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

204.	028 - 083, T.1	62.5 acres	80% Interest
	028 - 083, T.2	75 acres	100% Interest
	028 - 083, T.3	102 acres	100% Interest
	028 - 083, T.4	12 acres	100% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., et al., by deed dated February 18, 1957, recorded in Deed Book 131, page 492, in the Ohio County Clerk’s office.

205.	028 - C - 136	15.25 less 2.50 acres
206.	028 - C - 137	1.75 acres
207.	028 - C - 138	16.50 acres
208.	028 - C - 119	4.40 acres

209.	028 - C - 140	17 acres
210.	028 - C - 139	0.75 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

211.	028 - 138	135.5 acres	Approx. 58.432% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by the following deeds of record in the Ohio County Clerk’s office:
(a) Ida Hicks, et vir., by deed dated December 14, 1964, recorded in Deed Book 163, page 535;
(b) O. D. Fulkerson by deed dated December 18, 1964, recorded in Deed Book 163, page 577;
(c) Athel Danks, et vir., et al., by deed dated December 15, 1964, recorded in Deed Book 163, page 582;
(d) C. O. Hunter, et ux., by deed dated December 24, 1964, recorded in Deed Book 163, page 585;
(e) Willie E. Henry, et vir., by deed dated August 17, 1967, recorded in Deed Book 175, page 560;
(f) Austin C. Hunter, et ux., by deed dated September 19, 1967, recorded in Deed Book 176, page 235;
(g) Roy Hunter Trunnell, et ux., by deed dated March 25, 1968, recorded in Deed Book 178, page 527;
(h) Martha Barnard Hess, et vir., by deed dated April 10, 1968, recorded in Deed Book 179, page 37; and
(i) Ernest B. Trunnell, et ux., by deed dated February 3, 1976, recorded in Deed Book 217, page 313.

212.	028 - C - 120	57.50 acres	100% Interest
213.	028 - C - 121	40 acres	100% Interest
214.	028 - C - 59	88 acres	50% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

215.	028 - 147, T.1	40 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Pauline Johnson, et ux., by deed dated April 28, 1966, recorded in Deed Book 169, page 130; from Fannie White, et ux., by deed dated September 20, 1968, recorded in Deed Book 181, page 63; and from Ellen Bellew by deed dated October 1, 1968, recorded in Deed Book 181, page 155; all in the Ohio County Clerk’s office.

216.	028 - C - 57	115 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

217.	028 - 100, T.2	59 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Icelean Bennett Young by deed dated May 12, 1959, recorded in Deed Book 141, page 115, in the Ohio County Clerk’s office.

218.	028 - 070	86.5 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Herbert Martin, et ux., by deed dated September 22, 1955, recorded in Deed Book 126, page 245, in the Ohio County Clerk’s office.

219.	028 - 053	175 Less 7 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from O. E. Allen, et ux., by deed dated March 30, 1955, recorded in Deed Book 124, page 73; and from Margaret Gill, et vir., et al., by deed dated May 23, 1955, recorded in Deed Book 124, page 443; both in the Ohio County Clerk’s office.

220.	028 - 069	145 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Mary Lee Drake, et vir., by deed dated September 22, 1955, recorded in Deed Book 126, page 213, in the Ohio County Clerk’s office.

221.	028 - 100, T.1	30.75 acres
AND BEING the same property conveyed from Icelean Bennett Young to Sentry Royalty Company and Beaver Dam Coal Company by deed dated May 12, 1959, recorded in Deed Book 141, page 115, in the Ohio County Clerk’s office.

222.	028 - 102, T.1	12 acres
	028 - 102, T.2	37.5 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company in the following deeds, all in the Ohio County Clerk’s office:
a) Ed Bennett, et ux., dated September 15, 1959, recorded in Deed Book 142, page 512;
b) Stella Russell dated September 19, 1959, recorded in Deed Book 142, page 516;
c) Minnie Perry, et al., dated September 25, 1959, recorded in Deed Book 142, page 514;
d) Augusta Miller, et al., dated October 14, 1959, recorded in Deed Book 142, page 635;
e) Seward Bennett, et al., dated September 21, 1959, recorded in Deed Book 143, page 26;
f) Pauline Hampton, et al., dated October 14, 1959, recorded in Deed Book 143, page 28;
g) Ariee Bennett Taylor, et al., dated October 22, 1959, recorded in Deed Book 143, page 80;
h) Wilbert Bennett dated November 16, 1959, recorded in Deed Book 143, page 207;
i) Louise Anderson dated November 16, 1959, recorded in Deed Book 143, page 205.

223.	028 - 101	76.1 acres

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Ed Bennett, et ux., by deed dated July 15, 1959, recorded in Deed Book 142, page 83, in the Ohio County Clerk’s office.

224.	1123 - 004, T.1	58.5 acres
	123 - 004, T.2	88.6 acres
AND BEING the same property conveyed to Peabody Development Company from Virginia Sue Campbell, et al. (heirs of Charles E. Wolcott), by deed dated January 30, 1998, recorded in Deed Book 311, page 79, in the Ohio County Clerk’s office.

225.	028 - 099, T.1	150 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Render Bradshaw, et al., by deed dated April 6, 1959, recorded in Deed Book 140, page 279, in the Ohio County Clerk’s office.

226.	028 - 080	186 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Roxie P. Gish, et al., by deed dated September 8, 1956, recorded in Deed Book 130, page 189, in the Ohio County Clerk’s office.

227.	028 - C - 148	131.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

228.	028 - 056, T.1	115 less 2 acres
	028 - 056, T.2	Approx. 103 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Lucy Taylor, et vir., by deed dated April 7, 1955, recorded in Deed Book 124, page 179, in the Ohio County Clerk’s office.

229.	028 - C - 141	392.3 acres
230.	028 - C - 147	51 less 2 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

231.	028 - 099, T.2	2 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Render Bradshaw, et al., by deed dated April 6, 1959, recorded in Deed Book 140, page 279, in the Ohio County Clerk’s office.

232.	028 - 169, T.7	“100 to 120 acres” (per deed)
	028 - 169, T.8	115 1/4 acres Less 40 1/4 acres

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Farm Enterprises, Inc., by deed dated November 22, 1967, recorded in Deed Book 177, page 105, in the Ohio County Clerk’s office.

233.	028 - C - 146	70 acres
234.	028 - C - 143	40 acres and 1 acre
235.	028 - C - 145	95 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

236.	1123 - 002 - 0A	Undivided 1/2 Interest 152.1 acres
AND BEING the same property from which an undivided 1/2 interest was conveyed to Peabody Development Company by Master Commissioner’s Deed dated February 10, 1999, recorded in Deed Book 316, page 697, of the Ohio County Clerk’s office.

237.	028 - C - 142	135 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

238.	028 - 068, T.1	93.5 acres
	028 - 068, T.2	76.8 acres
	028 - 068, T.3	0.5 acres
	028 - 068, T.4	20 acres
	028 - 068, T.5	17.48 acres
	028 - 068, T.6	21.25 acres
	028 - 068, T.7	94.5 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company by deed from Wallace Roe, et ux., et al., dated September 15, 1955, recorded in Deed Book 126, page 152; and by deed from Gussie C. Roe, et vir., dated September 22, 1955, recorded in Deed Book 126, page 215; both in the Ohio County Clerk’s office.

239.	028 - 086	50 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Walter Withrow, et ux., by deed dated July 9, 1957, recorded in Deed Book 133, page 315, in the Ohio County Clerk’s office.

240.	028 - 090	178 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Bertie Eudaley, et al., by the following deeds of record in the Ohio County Clerk’s office:
a) Opia Coin, et vir., dated December 14, 1957, recorded in Deed Book 135, page 351;
b) George Erwin dated December 16, 1957, recorded in Deed Book 135, page 353;
c) Sudie Boone dated December 13, 1957, recorded in Deed Book 135, page 355;

d) William Eudaley dated November 7, 1957, recorded in Deed Book 135, page 357;
e) Bertie Eudaley, et al., dated December 13, 1957, recorded in Deed Book 135, page 359;
f) Ruth Brennick, et ux., dated December 30, 1957, recorded in Deed Book 135, page 443;
g) Mary Elizabeth Craft dated January 8, 1958, recorded in Deed Book 135, page 487;
h) Luvina Reid dated January 18, 1958, recorded in Deed Book 135, page 555; and
i) Rodney Chinn, Guardian for E. Robert and Erma Lee, dated December 28, 1957, recorded in Deed Book 136, page 350.

241.	028 - 082	189 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company by the following deeds of record in the Ohio County Clerk’s office:
a) Eva Morton Vance, et vir., dated February 15, 1957, recorded in Deed Book 131, page 363;
b) Jean Morton Sherrill, et vir., dated February 22, 1957, recorded in Deed Book 131, page 425;
c) Ethyl Morton dated February 22, 1957, recorded in Deed Book 131, page 436.

242.	028 - 215	LEASEHOLD RESERVED HEREIN

243.	028 - D - 64	56 acres and 40 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

244.	028 - 210	45 Less 3 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Martha M. Marsh, et vir., by deed dated April 10, 1972, recorded in Deed Book 198, page 241, in the Ohio County Clerk’s office.

245.	028 - C - 150	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

246.	028 - D - 70	40 acres
247.	028 - D - 69	47.60 acres
248.	028 - D - 71	60 acres 3 rods and 4 poles except 6 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

249.	028 - D - 74	45 acres	25% Interest
	028 - 211	45 acres	75% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101; and the same 45-acre tract conveyed to Beaver Dam Coal Company and Peabody Coal Company from

Ben Kimmel, et ux., by deed dated May 2, 1972, recorded in Deed Book 198, page 383; both in the Ohio County Clerk’s office.

250.	028 - 204	63.50 less 19.75 acres	66% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Peabody Coal Company from heirs of Druzilla Barnard in the following deeds of record in the Ohio County Clerk’s office:
a) Margret Everly, et al., by deed dated August 11, 1971, recorded in Deed Book 195, page 18;
b) Margaret D. Barnard, et al., by deed dated April 1, 1972, recorded in Deed Book 198, page 130;
c) Jessie B. Woodward, et vir., by deed dated August 20, 1971, recorded in Deed Book 195, page 145.

251.	028 - D - 75	19.75 acres	25% Interest
252.	028 - D - 74	202 acres and 10 acres
		except 60 acres	25% Interest
253.	028 - D - 41	66 less 30 acres
254.	028 - D - 68	30 acres
255.	028 - D - 67	64 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

256.	028 - C - 153	18.375 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

257.	028 - D - 51	133.60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

258.	028 - C - 152	40 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

259.	028 - 185, P.3, T.1	120 acres
	028 - 185, P.3, T.2	74 acres
AND BEING a portion of the property conveyed to Peabody Coal Company from BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

260.	Part of 2699-000006-00-	formerly: K-128-018, G. 6, T. 2	50 acres
		formerly: K-128-018, G. 6, T. 3	0.50 acres

AND BEING a portion of the property conveyed to Cyprus Creek Land Resources, LLC, from CNX Gas Company, LLC, by deed dated October 9, 2007, of record in Deed Book 370, page 657, in the Ohio County Clerk’s office.

261.	Part of 2699-000006-00 - formerly: K-128-018, G.4	55 acres
AND BEING a portion of the property conveyed to Cyprus Creek Land Resources, LLC, from CNX Gas Company, LLC, by deed dated October 9, 2007, of record in Deed Book 370, page 657, in the Ohio County Clerk’s office.
Common Sources of Title
1. By Quitclaim Deed dated September 30, 1957, recorded in Deed Book 134, page 219, Homestead Coal Company, a Kentucky corporation, conveyed all of the land it owned in Ohio County to Sentry Royalty Company, a Nevada corporation. (Also see the Quitclaim Deed dated December 1, 1967, recorded in Deed Book 177, page 236; both in the Ohio County Clerk’s office.)
2. By Merger approved by the Illinois Secretary of State on February 5, 1968, recorded July 28, 1972, in Miscellaneous Book 6, page 375, in the Ohio County Clerk’s office, Sentry Royalty Company merged with Peabody Coal Company. The merger occurred pursuant to Illinois law, and the instrument recites that Peabody Coal Company, an Illinois corporation, owned all of the stock of the non-surviving corporation.
3. By Deed dated March 29, 1968, recorded in Deed Book 178, page 395, in the Ohio County Clerk’s office, Peabody Coal Company, an Illinois corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Coal Company, a Delaware corporation.
4. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, in the Ohio County Clerk’s office, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
5. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630, in the Ohio County Clerk’s office.
6. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 -152, in the Ohio County Clerk’s office.
7. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.

8. By Corporate Special Warranty Deed dated and recorded on December 20, 2005, in Deed Book 358, page 301, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
9. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, in the Ohio County Clerk’s office, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
10. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, in the Ohio County Clerk’s office, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
11. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.
12. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, in the Ohio County Clerk’s office, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
13. Pursuant to Section 266 of the Delaware General Corporation Law, Beaver Dam Coal Company, a Delaware corporation, converted and changed its name to Beaver Dam Coal Company, LLC, a Delaware limited liability company, effective May 16, 2007, recorded May 21, 2007, in Miscellaneous Book 58, pages 499 - 503, in the Ohio County Clerk’s office.
14. All of the foregoing is a portion of the same property conveyed by Beaver Dam Coal Company, LLC, and Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Resources, LLC, by deed dated September 13, 2007, of record in Deed Book 370, page 144, in the office of the Ohio County Clerk.
15. All of the foregoing is a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Correction Special Warranty Deed effective September 13, 2007, recorded March 18, 2008, in Deed Book 373, page 43, in the Office of the Ohio County Clerk.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to the conveyance to A. J. Early of “all the gases, and all rights thereto” underlying all property owned by Beaver Dam Coal Company within a boundary containing 33,925.37 acres, by deed dated March 22, 1928, recorded in Deed Book 74, page 103, in the Office of the Ohio County Clerk.

2. Subject to the Notice of Royalty interest in favor of William G. Parrott, et al., dated December 19, 1983, recorded in Miscellaneous Book 16, pages 452 - 459, in the Ohio County Clerk’s office, concerning the First, Third, and Fourth Boundaries described therein.
3. Subject to the overriding royalty Agreement dated June 1, 1967, recorded in Deed Book 179, page 259, in the Ohio County Clerk’s office, between Sentry Royalty Company and W. B. Dozier, Hellen Dozier and Lula Hickman, concerning the Third Boundary described therein; additionally, all Tracts designated “028 – 033” herein.
4. Subject to the Easement Agreement among Peabody Development Company, Beaver Dam Coal Company, and Big Rivers Electric Corporation dated April 12, 1996, recorded in Deed Book 302, page 142, in the Office of the Ohio County Clerk.
5. Subject to the Easement Agreement between Peabody Coal Company and Big Rivers Electric Corporation dated March 13, 1996, recorded in Deed Book 302, page 150, in the Office of the Ohio County Clerk.
6. Subject to the Transmission Line Easements from Peabody Coal Company, Peabody Development Company, and Beaver Dam Coal Company to Kentucky Utilities Company, dated September 18, 1996, recorded in Deed Book 304, pages 39 - 89, in the Office of the Ohio County Clerk.
7. Subject to the Utility Easement from Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Company by instrument dated November 5, 2006, recorded in Deed Book 364, page 352, in the Office of the Ohio County Clerk.
8. Item 3: Subject to the Easement from Beaver Dam Coal Company to Big Rivers Electric Corporation dated August 17, 1982, recorded in Deed Book 245, page 600, in the Ohio County Clerk’s office.
9. Item 74: Subject to the Unrecorded 1957 Trust Agreement in which certain beneficiaries designated J. William Bassett as trustee on their behalf, to purchase the real estate of Chandler Brothers, Inc. The Agreement empowered Bassett to sell, convey, lease, or dispose of the trust estate on behalf of the beneficiaries without their personal execution of instruments; and further empowered Bassett to pay all necessary and actual expenses incident to the acquisition, ownership, and disposal of the subject real estate on behalf of the beneficiaries.
10. Item 78: Subject to the exception of a church and cemetery described in the Commissioner’s deed to John S. Dexter dated March 24, 1894, recorded in Commissioner’s Deed Book E, page 434, in the Office of the Ohio County Clerk.
11. Item 140: Subject to the highway right-of-way from Beaver Dam Coal Company and Sentry Royalty Company to Ohio County, Kentucky, dated July 17, 1961, recorded in Deed Book 156, page 45, in the Office of the Ohio County Clerk.
12. Item 142: Subject to the pipeline easement from Ross Morton, et ux., to Ashland Oil Transportation Company, by instrument dated October 13, 1955, recorded in Deed Book 127, page 33, in the Office of the Ohio County Clerk;

13. Item 144: A two (2) acre portion of the 54-acre tract is subject to an undivided 1/5 interest outstanding in the unknown heirs, unknown successors and/or assigns of Samuel K. Bishop and Catherine Ellis Bishop, husband and wife, who last appear of record in Ohio County in 1886 (Deed Book 5, page 356, in the Ohio County Clerk’s Office) as residents of Muhlenberg County, Kentucky.
14. Item 145: Subject to an undivided 1/5 interest outstanding in the unknown heirs, unknown successors and/or assigns of Samuel K. Bishop and Catherine Ellis Bishop, his wife, who last appear of record in Ohio County in 1886 (Deed Book 5, page 356, in the Ohio County Clerk’s Office) as residents of Muhlenberg County, Kentucky.
15. Item 151: Subject to an undivided interest in all coal owned by Gladys Marie Burgess 5%, Sherry Ann Maddox 1.666%, Jim V. Maddox 1.666%, and Geneva Maddox Fulkerson 1.666%.
16. Item 155: Subject to the deed from John Maddox, et al., to the United Baptist Church of West Providence dated May 7, 1855, recorded in Deed Book O, page 537, in the Ohio County Clerk’s office.
17. Items 172 and 173: Subject to the pipeline easement from Ross Morton, et ux., to Ashland Oil Transportation Company by instrument dated October 13, 1955, recorded in Deed Book 127, page 33, in the Ohio County Clerk’s office.
18. Item 150: Subject to the conveyance by J. W. Chancellor, et ux., to the Trustees of Lone Star Church by deed dated February 3, 1904, recorded in Deed Book 26, page 89, which tract description cited the existence of a graveyard in 1904.
19. Item 175: Subject to the exception of a one (1) acre school tract as stated in the tract description. The parent tract chain of title reveals no recorded conveyance of one (1) acre for a school; however, the Beaver Dam Coal Company map indicates some type of exception within the bounds of Coal Tract No. 028 - C - 8.
20. Item 185: Subject to (a) the cemetery conveyance from William L. Barnard, et ux., to trustees of Equality Church, by deed dated March 7, 1889, recorded in Deed Book 8, page 305; and (b) the exception of two (2) acres conveyed from C. M. Igleheart, et ux., to Andrew Addington, by deed dated December 12, 1899, recorded in Deed Book 24, page 452; both conveyances recorded in the Office of the Ohio County Clerk. The two (2) acre tract is designated Item 184 herein.
21. Items 193 and 194: Tract 1, and Parcels 1 through 4, are subject to an undivided 1/8 fee simple interest outstanding in the unknown heirs of Martha Tichenor Bennett and Timothy Bennett, husband and wife in 1850 (Ohio County Marriage Book F, page 90).
22. Item 196: Subject to the Transmission Line Easement from Beaver Dam Coal Company to Kentucky Utilities Company dated March 1, 1977, recorded in Deed Book 226, page 174, in the Ohio County Clerk’s office.
23. Item 197: Grantors possess no information to substantiate the ownership interest purportedly conveyed from these three tracts.
24. Item 197: Subject to outstanding partial interests in 028-125, T2 and T3.

25. Item 204:
     (a) Tract 1 (62 1/2 acres) is subject to the life estate in an undivided 1/30 interest in coal of Fannie E. Bullock, widow of W. C. Bullock who died in 1940. (See Deed Book 89, page 354.) No Affidavit of Death of Fannie E. Bullock appears of record in Ohio County.
     (b) Tract 1 (62 1/2 acres) is subject to an outstanding undivided 20% interest in all coal arising under the Will of Samuel Morton, recorded July 7, 1913, in Will Book E, page 28, in the Office of the Ohio County Clerk. In 2003, the outstanding 20% interest in all coal was owned by Hulan L. Bullock (13.33 percent), William M. Overhults (3.333 percent), and the Effie D. Everly heirs (3.333 percent).
26. Item 205: Subject to a 2 1/2-acre fee simple exception, severed from J. R. Hunter, et ux., to Sam Morton by deed dated January 20, 1902, recorded in Deed Book 24, page 343, in the Office of the Ohio County Clerk. The 2 1/2-acre tract is a southwest portion of PVA Tract No. 126-19.
27. Item 211: Subject to the following, according to instruments of record in the Ohio County Clerk’s office:
(a) Execution and recording of an Affidavit of Death in order to extinguish the dower interest of Virgie Hunter Vincent (wife of Ben. T. Vincent) in all coal underlying the 135 1/2-acre tract.
(b) Approximately an undivided 41.568% interest in all coal underlying the 135 1/2-acre tract was owned in 2003 by William M. Overhults, W. C. Overhuls, O. W. Overhuls, Susie Yeiser, Robert D. Hunter, William M. Hunter, Margaret Ethel Hunter, and the unknown heirs, successors and/or assigns of Howard H. Hunter, deceased.
(c) Pipeline right-of-way easement from Kenneth Geary, et ux., to Ashland Oil & Transportation Company by instrument dated October 21, 1955, recorded in Deed Book 127, page 28, in the Office of the Ohio County Clerk.
28. Items 215, 217 218, 220, 225 and 226: Subject to the Easement Agreement dated April 12, 1996, from Peabody Development Company and Beaver Dam Coal Company to Big Rivers Electric Corporation recorded in Deed Book 302, page 142, in the Ohio County Clerk’s office.
29. Item 215: Subject to the Easement granted to Kentucky Utilities Company by Carl Addington, et ux., dated October 4, 1977, recorded in Deed Book 226, page 168, in the Ohio County Clerk’s office.
30. Items 217 and 219: Subject to the Easement granted to Kentucky Utilities Company by Peabody Coal Company and Beaver Dam Coal Company dated March 1, 1977, recorded in Deed Book 226, page 162, in the Ohio County Clerk’s office.
31. Item 216: Subject to the following instruments of record in the Ohio County Clerk’s office:
a)	Highway right-of-way granted to the Commonwealth of Kentucky by Nancy E. Spicer, by instrument dated April 12, 1934, recorded in Deed Book 89, page 102;

b)	Easement granted to Kentucky Utilities Company by Elwood Cundiff, et ux., dated April 12, 1934, recorded in Deed Book 111, page 247;

c)	Pipeline Easement granted to Ashland Oil & Transportation Company by Elwood Cundiff, et ux., in the undated instrument recorded in Deed Book 127, page 81;

d)	Easement granted to Kentucky Utilities Company by Delphine Addington dated October 11, 1977, recorded in Deed Book 226, page 166.
32. Items 218 and 220: Subject to the following instruments of record in the Ohio County Clerk’s office:
(a) Easement granted to Kentucky Utilities Company by Herbert Martin, et ux., dated January 9, 1948, recorded in Deed Book 106, page 379;
(b) Easement granted to Kentucky Utilities Company by Fosteen Burden dated October 5, 1977, recorded in Deed Book 226, page 160; and
(c) Pipeline Easement granted to Ashland Oil & Transportation Company by Herbert Martin, et ux., in an undated instrument recorded in Deed Book 127, page 81.
33. Item 219: Subject to the following instruments of record in the Ohio County Clerk’s office:
(a) Highway right-of-way granted to the Commonwealth of Kentucky by R. H. Bennett, et ux., in the instrument dated April 11, 1934, recorded in Deed Book 89, page 112;
(b) Easement granted to Kentucky Utilities Company by lcelean B. Young dated January 8, 1948, recorded in Deed Book 106, page 405; and
(c) Pipeline Easement granted to Ashland Oil & Transportation Company by Ernest Burden, et ux., in the instrument dated October 4, 1955, recorded in Deed Book 127, page 80, in the Ohio County Clerk’s office.
34. Item 223: Subject to the 15 foot private road Easement granted to H. P. Addington by Robert Bennett, et ux., in the deed dated September 18, 1906, recorded in Deed Book 29, page 607, in the Ohio County Clerk’s office, now possessed by owners of PVA Tract No. 148 - 4B.
35. Item 225: Subject to the Easement granted to Kentucky Utilities Company by Peabody Coal Company and Beaver Dam Coal Company dated March 1, 1977, recorded in Deed Book 226, page 158, in the Ohio County Clerk’s office.
36. Item 230: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by Herman Jones, et ux., in the instrument dated September 12, 1955, recorded in Deed Book 127, page 9, in the Ohio County Clerk’s office.
37. Items 224 and 226: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by J. J. Wolcott, et ux., and P. M. Wolcott, et ux., in the instrument dated September 29, 1955, recorded in Deed Book 127, page 1, in the Ohio County Clerk’s office.
38. Item 238: (a) Tract No. 028 - 068, T.2, is subject to the Oil and Gas Lease dated March 27, 1992, recorded in Lease Book 180, page 385, in the Ohio County Clerk’s office, from

Warren C. Roe (trustee for Richard Wallace Hughes, II, and Jonathan Todd Hughes) to Refuge Exploration Company, Inc. of 734 Carlton Drive, Owensboro, Kentucky, 42303, for a primary term of three (3) years, or so long thereafter as production occurred on the premises; and (b) Tract No. 028 - 068, T.2 and T.4 are subject to the Oil and Gas Lease dated March 27, 1992, recorded in Lease Book 180, page 387, in the Office of the Ohio County Clerk, from Warren C. Roe, et ux., to Refuge Exploration Company, Inc. of 734 Carlton Drive, Owensboro, Kentucky, 42303, for a primary term of three (3) years, or so long thereafter as production occurred from the premises.
39. Items 229 and 230: Subject to the highway right-of-way granted to the Commonwealth of Kentucky by C. A. Liter in the deed dated April 10, 1934, recorded in Deed Book 89, page 97, in the Office of the Ohio County Clerk; and (b) C. D. Kessinger executed a similar conveyance in 1939 which cannot be reviewed due to erroneous recording information in the indices of the Ohio County Clerk.
40. Items 235 and 236: Subject to the highway right-of-way granted to the Commonwealth of Kentucky by H. G. Barnard, et ux., in the deed dated April 10, 1934, recorded in Deed Book 89, page 100, in the Ohio County Clerk’s office.
41. Items 234, 235, 236 and 237: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by the H. G. Barnard heirs by instrument dated September 12, 1955, recorded in Deed Book 127, page 5, in the Ohio County Clerk’s office.
42. Items 214, 215, 216, 217, 218, 219, 220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230, 231, 232, 233, 234, 235, 236, 237, 238 and 239: Subject to the Reciprocal Mining Agreement dated May 31, 2007, between Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC and Western Land Company, LLC, recorded in Deed Book 368, page 1, in the Office of the Ohio County Clerk.
43. Items 216, 219, 221, 222 and 232: Subject to the Utility Easement from Western Land Company, LLC, to Central States Coal Reserves of Kentucky, LLC, dated December 12, 2006, recorded in Deed Book 365, page 66, in the Office of the Ohio County Clerk.
44. Items 113, 115, 116, 126, 127 and 128: Subject to the Transmission Line Easement from Western Land Company, LLC, to Central States Coal Reserves of Kentucky, LLC, dated December 27, 2006, recorded in Deed Book 365, page 397, in the Office of the Ohio County Clerk.
45. Items 249 and 252: Subject to Correction Deed by Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC, both Delaware limited liability companies, to Western Diamond, LLC, a Nevada limited liability company, dated September 11, 2007, of record in Deed Book 369, page 759, in the Office of the Ohio County Clerk.
46. Items 260 and 261: Subject to the limitation on grant of deeded assets, Grantor’s reservation of rights, and Grantee’s assumed liabilities contained in the Special Warranty Deed, Assignment, Assumption and Bill of Sale from CNX Gas Company, LLC, as Grantor, to Cyprus Creek Land Resources, LLC, as Grantee, dated October 9, 2007, of record in Deed Book 370, page 657, in the Office of the Ohio County Clerk.
END OF EXHIBIT A-1

115
221
251
203
152
178
184

N

Coal Owned
Coal Leased
Coal Partially Owned
Scale: 1" = 6,000'

Exhibit A-2
Cyprus Creek Land Resources, LLC to Ceralvo Holdings, LLC
Owned #9 Coal Only
Ohio County, KY

EXHIBIT B-1
Surface and Surface Coal Mining Rights Only

Item	Orig. L.C. No.	Acreage
1.	028 - 181(2)	103 acres
AND BEING a portion of the property conveyed to Peabody Coal Company and Beaver Dam Coal Company from William I. Brown, et ux., by deed dated March 13, 1970, recorded in Deed Book 201, page 381, in the Ohio County Clerk’s office.

2.	028 - 242	32 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Ella B. Bell, unmarried widow, by deed dated February 24, 1976, recorded in Deed Book 217, page 447, in the Ohio County Clerk’s office.

3.	028 - 296	220.09 acres
AND BEING the same property conveyed to Peabody Coal Company from Big Rivers Electric Corporation by deed dated May 13, 1988, recorded in Deed Book 265, page 418, in the Ohio County Clerk’s office.

4.	028 - 161, T.1	60.25 acres
(except portion conveyed at Deed Book 237, page 90)

	028 - 161, T.2	75.00 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Foster James, et ux., by deed dated December 15, 1966, recorded in Deed Book 177, page 317, in the Ohio County Clerk’s office.

5.	028 - 108, T.2	258 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from John Lindley, et ux., by deed dated May 17, 1960, recorded in Deed Book 155, page 151, in the Ohio County Clerk’s office.

6.	028 - 122	168 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Raymond T. Nall, widower, by deed dated February 14, 1961, recorded in Deed Book 178, page 18; and also being the same property in which Peabody Coal Company conveyed its undivided 1/2 interest to Beaver Dam Coal Company, expressly reserving all underlying coal, by deed dated December 27, 1974, recorded in Deed Book 210, page 657; both in the Ohio County Clerk’s office.

7.	028 - 252	0.55 acres
AND BEING the same property conveyed to Peabody Coal Company from Edwin Brown, et ux., by deed dated June 8, 1977, recorded in Deed Book 224, page 227, in the Ohio County Clerk’s office.

8.	028 - 251	1.25 acres
AND BEING the same property conveyed to Peabody Coal Company from Earl Powers, et ux., by deed dated June 8, 1977, recorded in Deed Book 224, page 229, in the Ohio County Clerk’s office.
Common Sources of Title
(All recorded references are to the Ohio County, Kentucky, Clerk’s Office)
1. By Quitclaim Deed dated September 30, 1957, recorded in Deed Book 134, page 219, Homestead Coal Company, a Kentucky corporation, conveyed all of the land it owned in Ohio County to Sentry Royalty Company, a Nevada corporation. Also see the Quitclaim Deed dated December 1, 1967, recorded in Deed Book 177, page 236.
2. By Merger approved by the Illinois Secretary of State on February 5, 1968, recorded July 28, 1972, in Miscellaneous Book 6, page 375, Sentry Royalty Company merged with Peabody Coal Company. The merger occurred pursuant to Illinois law, and the instrument recites that Peabody Coal Company, an Illinois corporation, owned all of the stock of the non-surviving corporation.
3. By Deed dated March 29, 1968, recorded in Deed Book 178, page 395, Peabody Coal Company, an Illinois corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Coal Company, a Delaware corporation.
4. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
5. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630.
6. Pursuant to Section 226 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 - 152.
7. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.

8. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 301, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
9. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
10. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
11. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.
12. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
13. Pursuant to Section 266 of the Delaware General Corporation Law, Beaver Dam Coal Company, a Delaware corporation, converted and changed its name to Beaver Dam Coal Company, LLC, a Delaware limited liability company, effective May 16, 2007, recorded May 21, 2007, in Miscellaneous Book 58, pages 499 - 503.
14. And being a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Resources, LLC, by deed dated September 13, 2007, of record in Deed Book 370, page 144.
15. And being a portion of the same property conveyed by Cyprus Creek Land Resources, LLC to Cyprus Creek Land Company by deed dated September 13, 2007, recorded in Deed Book 370, page 199.
16. And being a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Correction Special Warranty Deed of Conveyance effective September 13, 2007, recorded March 28, 2008, in Deed Book 373, page 43.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to the Notice of Royalty Interest in favor of William G. Parrott, et al., dated December 19, 1983, recorded in Miscellaneous Book 16, page 452, concerning the Third Boundary described therein.
2. Subject to the Overriding Royalty Agreement dated June 1, 1967, recorded in Deed Book 179, page 259, between Sentry Royalty Company and W. B. Dozier, Helen Dozier, and Lula Hickman, concerning the Third Boundary described therein.

3. Subject to the conveyance to A. J. Early of “all the gases, and all rights thereto” underlying all property owned by Beaver Dam Coal Company within a boundary containing 33,925.37 acres, by deed dated March 22, 1928, recorded in Deed Book 74, page 103.
4. Item 4: Subject to the following instruments of record:
     (a) The 1/4-acre cemetery excepted by heirs of John Howell in the deed dated and recorded April 8, 1833, in Deed Book F, page 393;
     (b) Highway right-of-way to Ohio County, Kentucky, dated February 13, 1931, recorded in Deed Book 78, page 194;
     (c) Highway right-of-way to the Commonwealth of Kentucky dated September 9, 1933, recorded in Deed Book 81, page 595;
     (d) Highway right-of-way to the Commonwealth of Kentucky dated September 19, 1933, recorded in Deed Book 81, page 596;
     (e) Conveyance of Raymond Nall Road by Big Rivers Electric Corporation, et al., to Ohio County, Kentucky, dated January 10, 1984, recorded in Deed Book 249, page 599; and
     (f) Pole Line Agreement from Bernie Tichenor, et ux., to Kentucky Utilities Company dated March 17, 1947, recorded in Deed Book 104, page 331. The cited utility easement has been relocated but no instrument appears of record to this effect. See the plat of record in Deed Book 237, page 102, which depicts the power line easement as located in 1980.
5. Item 5: Subject to the following instruments of record:
     (a) The undivided 1/8 interest in the Alney Tichenor estate (179 acres) outstanding in the heirs of Maria Tichenor and Squire W. Tichenor, wife and husband. Maria Tichenor last appears of record in 1903 (Deed Book 30, page 453). The Affidavit of Descent dated April 17, 1950, recorded April 22, 1950, in Deed Book 111, page 120, states that S. W. Tichenor died intestate circa 1945, an unmarried resident of Ohio County, survived by the following persons who constitute his sole heirs:

Clyde Tichenor	Son	64	Centertown, Ky.	1/4
Gerda M. Tichenor	Daughter	72	Centertown, Ky.	1/4
Melissa A. James	Daughter	64	Centertown, Ky.	1/4
Willie L. Myers	Daughter	68	Alcoa, Tn.	1/4
     (b) Road reservation described in the deed dated September 19, 1919, recorded in Deed Book 57, page 639, in which C. A. Lindley, et ux., and John Lindley, et ux., conveyed the 258 acre parent tract to Homer Nation and Bert Nation. The road is located within Surface Tract No. 028 - 197, T. 1, as the same was conveyed to Theodore Hill, et ux., in 1919 (Deed Book 61, page 525).
     (c) Agreement of Right of Way dated November 2, 1936, recorded in Deed Book 85, page 97, in which Bert Nation, et ux., et al., granted a right-of-way across the subject tract to Kentucky Natural Gas Corporation of Owensboro, Kentucky.
6. Item 6: Subject to the following instruments of record:
     (a) The 168 acre tract is erroneously described in all instruments of record from 1875 to the present, which description fails to account for an 18 3/4 acre parcel described in 1830 at Deed Book F, page 242, comprising a northeastern portion of the 168 acre parent tract.

     (b) The highway right-of-way deed dated September 6, 1933, recorded in Deed Book 81, page 593, by James N. Nall, et ux., to the Commonwealth of Kentucky, State Highway Commission.
     (c) Pole Line Agreement dated May 13, 1947, recorded in Deed Book 104, page 392, by Raymond T. Nall to Kentucky Utilities Company.
7. Item 8: Subject to the following highway rights-of-way of record:
     (a) Deed dated February 3, 1931, recorded in Deed Book 78, page 191, by J. N. Nall, et ux., to Ohio County, Kentucky;
     (b) Deed dated August 22, 1931, recorded in Deed Book 78, page 216, by J. N. Nall, et ux., to Ohio County, Kentucky; and
     (c) Deed dated September 6, 1933, recorded in Deed Book 81, page 593, by J. N. Nall, et ux., to the Commonwealth of Kentucky, State Highway Commission.
END OF EXHIBIT B-1

RIVER
1
2
3
4
5
6
7
8
Matanzas
Kirtley
028-250(2)

N

Surface Owned

Scale: 1" = 3,000'

Exhibit B-2
Cyprus Creek Land Company to Ceralvo Holdings, LLC
Owned Surface
Ohio County, KY

SCHEDULE B
Leased Property
All of Lessor’s right, title and interest in and to the following surface and/or coal tracts situated in Ohio County, Kentucky: all of the #9 vein or seam of coal and the coal mining rights and privileges appurtenant thereto, in, on and underlying the real property more particularly described on Exhibit A attached hereto and depicted on the map attached as Exhibit B, both of the aforesaid Exhibits are incorporated herein by reference and made a part hereof, together with all appurtenants thereunto belonging or in anywise appertaining, and being subject to the known exceptions and prior conveyances more particularly set forth herein.
BEING the same property acquired by Ceralvo Holdings, LLC from Cyprus Creek Land Resources, LLC by Assignment and Assumption of Mineral Leasehold Estate (Danks and Ray #9 Coal Only), dated March 31, 2008, a Memorandum of which being of record in Deed Book 373, Page 199, in the office of the Clerk of Ohio County, Kentucky.
Underlying lease: Agreement between Athel W. Danks and Richard A. Danks and Amy Ray and Ed Ray in favor of Peabody Coal Company dated August 25, 1972, a short form of which is of record in Deed Book 200, Page 215, in the office of the Clerk of Ohio County, Kentucky.

2

EXHIBIT A
Tract No. 028 - 215, Parcels 1 - 6
Parcel 1: Beginning at two beeches on the bank of Green River, thence N. 12-1/2 E. 167 poles and 13 links to a stone; thence
S. 68-1/4 E. 143 poles to a stone, thence S. 28 W. 76 poles and 23 links to a stone; thence S. 57-1/2 E. 30 poles and 8 links to a stone; thence S. 20-1/2 W. 66 poles to a hickory bush and stone on the bank of Green River; thence down the river to the beginning, containing 131 acres.
Parcel 2: Beginning at a stone; thence N. 12-1/2 E. 58 poles and 12 links to a small ash and stone; thence S. 68-1/4 E. 141 poles to a stone, thence South 2 West 38 poles and 5 links to a stone; thence South 28 West 21 poles and 12 links to a stone; thence North 68-1/4 West 143 poles to the beginning, containing 52 acres.
Parcel 3: Beginning at a stone; thence South 57-1/2 E. 30 poles and 8 links to a stone; thence South 66 East 49 poles and 5 links to a stone; thence North 48-1/2 E. 20 poles and 7 links to a stone in the Hartford and Ceralvo Road; thence North 65-1/2 East 43 poles and 16 links to a stone in said road; thence North 50-3/4 E. 24 poles and 20 links to a stone; thence South 69 East 20 poles to two black oaks and a stone; thence North 36-3/4 East 8 poles and 17 links to a black oak and stone; thence North 11 W. 33 poles and 5 links to a down poplar, black gum and stone; thence North 9-1/2 East 38 poles and 20 links to a poplar and hickory; thence North 72-1/2 W. 32 poles to a black oak stump, hickory and stone; thence North 68-1/4 W. 113 poles and 20 links to a stone; thence South 2 West 38 poles and 5 links to a stone; thence S. 28 W. 98 poles and 10 links to the beginning, containing 115-1/2 acres.
Parcel 4: Beginning at a stone in the original line between Presley L. Wood and D. W. Kimmel on the West side of the Hartford and Ceralvo road; thence with said road N. 36 1/4 E. 31 rods and 8 links to a stone, thence with said road N. 26 E. 11 rods and 20 links to a stone, thence with the road that connects the Hartford and Ceralvo road with the Hartford and South Carrollton road,
N. 42 1/4 W. 35 rods and 16 links to a stone; thence S. 9 1/2 W. 34 rods to a black gum down poplar and stone; thence S. 11 E. 30 rods to the beginning, containing Six acres more or less.
Parcel 5: Beginning at a black gum, the South west corner of J. O. Kimbley’s land, thence North 104-8/11 poles to a stone in the original line thence North 70 West 91 poles to a stone in a branch, thence North 3 East 57 1/2 poles to a stone on bank of branch in M. F. Kimbley’s line, thence with his line North 87 1/2 West 27 poles to a poplar tree and stone, E. W. Smith’s corner in M. F. Kimbley’s line, thence with E. W. Smith’s line South 152 8/11 poles to a gum tree and stone in V. B. Morton’s line, thence South 70 East 121 poles to the beginning and containing 81 acres more or less.
Parcel 6: Beginning at a stone in Hartford and Ceralvo Road; thence South 63-1/2 East 30 rods and 23 links to a stone; thence South 17-3/4 West 12 rods and 15 links to a stone in the back line of the Town Plat of Ceralvo; thence South 64-1/2 East 23 rods and 17 links to a stone in Mrs. Druzilla Barnard’s line; thence North [28 E] 76-1/2 rods to a stone and two black oaks, P.

L. Wood’s corner; thence N. 69 W. 20 rods to a stone; thence South 50-3/4 West 24 rods and 20 links to a stone in the Hartford and Ceralvo road; thence S. 65-1/2 W. with said road 50 rods and 10 links to the beginning, containing 16 acres more or less.
AND BEING the same property in which the No. 9 seam of coal was leased to Peabody Coal Company by Athel W. Danks, et vir., and Ama W. Ray, et vir., by Agreement dated August 25, 1972, recorded in Deed Book 200, page 215, in the Ohio County Clerk’s office.
Common Sources of Title
     All recording references are to the Office of the Ohio County Clerk:
1. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
2. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630.
3. Pursuant to Section 226 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 - 152.
4. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.
5. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 301, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
6. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
7. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
8. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.

9. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
10. By Assignment and Assumption of Mineral Leasehold Estate dated September 10, 2007, of record in Deed Book 370, page 368, Central States Coal Reserves of Kentucky, LLC assigned to Cyprus Creek Land Resources, LLC, a Delaware limited liability company, all of its right, title and interest in and to the Dank/Ray Agreement.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to an overriding royalty interest referred to in the Notice of Royalty Interest in favor of William G. Parrott, et al, dated December 19, 1983, recorded in Miscellaneous Book 16, page 452, in the Office of the Ohio County Clerk, concerning the Fourth Boundary described therein.
2. Parcels 2, 5 and 6 are subject to the unrecorded Affidavit of Descent of E. B. Wood executed by Athel W. Danks in 1972, which is in the possession of the grantors herein.
3. Parcels 3 and 4 are subject to the coal reservation by Athel Wood Danks, et vir., et al., by deed dated August 15, 1946, recorded in Deed Book 102, page 304.
4. Parcel 5 is subject to the coal reservation by E. B. Wood by deed dated May 22, 1917, recorded in Deed Book 53, page 249.

Equality
Creek
Williams
Mile
90
NORMAL POOL ELEVATION 363
Ceralvo
GREEN
1379
N

Coal Leased

Scale: 1" = 2,000'

Exhibit B
Cyprus Creek Land Resources, LLC to Ceralvo Holdings, LLC
Leased #9 Coal Only
Ohio County, KY